As filed with the Securities and Exchange Commission on June 3, 2004

                                                   1933 Act File No. 333-113386
                                                   1940 Act File No. 811-4809

                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-2
                        (Check appropriate box or boxes)

[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]      Pre-Effective Amendment No.  1

[ ]      Post-Effective Amendment No._________

                                      and

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]      Amendment No. 21

                        Liberty All-Star Equity Fund
                ---------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)

                               One Financial Center
                           Boston, Massachusetts 02111-2621
                     -----------------------------------------
                     (Address of Principal Executive Offices)
                     (Number, Street, City, State, Zip Code)

                                 (617) 426-3750
               --------------------------------------------------
               Registrant's Telephone Number, including Area Code


         David A. Rozenson                       Clifford J. Alexander, Esq.
         Secretary                               Kirkpatrick & Lockhart LLP
         Liberty All-Star Equity Fund            1800 Massachusetts Ave., NW
         One Financial Center                    Washington, DC 20036
         Boston, MA 02111

           Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

   It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8(c)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 486
[ ] on (date) pursuant to paragraph (b) of Rule 486
[ ] 60 days after  filing  pursuant  to  paragraph  (a) of Rule 486
[_] on(date) pursuant to paragraph (a) of Rule 486

     [_] This  post-effective  amendment  designates a new effective  date for a previously filed registration statement.
     [_] The Form is filed to  register  additional  securities  for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement is
         --------.



                                                PROPOSED                  PROPOSED
TITLE                                           MAXIMUM                   MAXIMUM            AMOUNT OF
OF SECURITIES             AMOUNT                OFFERING PRICE            AGGREGATE          REGISTRATION
BEING REGISTERED          BEING REGISTERED(1)   PER UNIT(1)               OFFERING PRICE(1)  FEE(2)
----------------          -------------------   --------------            --------------     -------------
Shares of Beneficial      12,673,647             $10.115                 $128,193,939.41      $16,242.17
    Interest


(1) Estimated solely for the purpose of calculating the Registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low price reported on the New York Stock Exchange on March 2, 2004.

(2) Previously paid.

                    126,735,424 RIGHTS FOR 12,673,542 SHARES
                          LIBERTY ALL-STAR EQUITY FUND
                          SHARES OF BENEFICIAL INTEREST


     Liberty All-Star Equity Fund ("All-Star" or the "Fund") is offering rights (the "Rights") to its shareholders (the "Offer"). These Rights will allow you to subscribe for new shares of beneficial interest of All-Star (the "Shares"). For every ten Rights that you receive, you may buy one new All-Star share. You will receive one Right for each outstanding All-Star share you own on June 2, 2004 (the "Record Date"). Fractional shares will not be issued upon the exercise of the Rights. Accordingly, shares may be purchased only pursuant to the exercise of Rights in integral multiples of ten. Also, shareholders on the Record Date may purchase shares not acquired by other shareholders in this Rights offering, subject to limitations discussed in this prospectus. See "Over-Subscription Privilege". The Rights are not transferable and will not be admitted for trading on the New York Stock Exchange. See "The Offer". THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 95% OF THE LOWER OF (i) THE LAST REPORTED SALE PRICE ON THE NEW YORK STOCK EXCHANGE ON JULY 8, 2004 (THE "PRICING DATE") OF A SHARE OF ALL-STAR, OR (ii) THE NET ASSET VALUE OF A SHARE OF ALL-STAR ON THAT DATE.


     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 7, 2004 (THE "EXPIRATION DATE") AND WILL CONSTITUTE THE END OF THE SUBSCRIPTION PERIOD (THE "SUBSCRIPTION PERIOD"). SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.

     FOR ADDITIONAL INFORMATION, PLEASE CALL THE ALTMAN GROUP, INC. (THE "INFORMATION AGENT") TOLL FREE AT (800) 467-4954.

     All-Star, a Massachusetts business trust organized on August 20, 1986, is a multi-managed diversified, closed-end management investment company that allocates its portfolio assets on an approximately equal basis among several independent investment organizations (currently five in number) ("Portfolio Managers") having different investment styles recommended and monitored by Liberty Asset Management Company, All-Star's fund manager ("LAMCO" or "Fund Manager"). All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. Under normal market conditions, it seeks its investment objective through investing at least 80% of its net assets in a diversified portfolio of equity securities. An investment in All-Star is not appropriate for all investors. No assurances can be given that All-Star's investment objective will be achieved. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES OF ALL-STAR, SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS" BEGINNING ON PAGE 20 AND "INVESTMENT OBJECTIVE, POLICIES AND RISKS" ON PAGE 22 OF THIS PROSPECTUS.

     The address of All-Star is One Financial Center, Boston, Massachusetts 02111 and its telephone number is 1-800-542-3863. All-Star's shares are listed on the New York Stock Exchange ("NYSE") under the symbol "USA".

     All-Star announced the terms of the Offer before the opening of trading on the New York Stock Exchange on February 11, 2004. The net asset value per share of beneficial interest of All-Star at the close of business on February 10, 2004 and June 2, 2004 was $9.46 and $8.98, respectively, and the last reported sale price of a share on such Exchange on those dates was $9.97 and $9.13, respectively.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.


                          SUBSCRIPTION PRICE(1)    SALES LOAD       PROCEEDS TO ALL-STAR(2)
-------------------------------------------------------------------------------------------
Per share                    $         8.53          NONE                $         8.53
Total                        $  108,105,313          NONE                $  108,105,313


(1) Estimated based on an assumed Subscription Price of 95% of the net asset value on June 2, 2004 (the "Estimated Purchase Price"). The Estimated Purchase Price is presented solely for illustration purposes. Shareholders wishing to exercise rights must send the per share amount presented under "The Offer--Payment for Shares" on page 17.

(2)  Before deduction of expenses payable by All-Star, estimated at $335,000.

     SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS SHOULD EXPECT THAT THEY WILL, AT THE COMPLETION OF THE OFFER, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFER, SHAREHOLDERS MAY EXPERIENCE AN IMMEDIATE DILUTION OF THE AGGREGATE NET ASSET VALUE OF HIS OR HER SHARES, WHICH UNDER CERTAIN CIRCUMSTANCES, COULD BE SUBSTANTIAL. This is because the Subscription Price per share and/or the net proceeds to All-Star for each new Share sold will be less than All-Star's net asset value per share on the Expiration Date. All-Star cannot state precisely the extent of this dilution at this time because it does not know what the net asset value or market price per share will be when the Offer expires or what proportion of the Rights will be exercised.

     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION THAT A SHAREHOLDER OUGHT TO KNOW BEFORE EXERCISING HIS OR HER RIGHTS. INVESTORS ARE ADVISED TO READ AND RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 3, 2004 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THIS PROSPECTUS. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 32 OF THIS PROSPECTUS AND A COPY IS AVAILABLE AT NO CHARGE BY CALLING THE INFORMATION AGENT AT (800) 467-4954 OR AT THE SEC'S INTERNET WEB SITE (http://www.sec.gov).


                  The date of this Prospectus is June 3, 2004.

                               PROSPECTUS SUMMARY

     This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the "Special Considerations and Risk Factors".

PURPOSE OF THE OFFER

     The Board of Trustees of All-Star has determined that it would be in the best interest of All-Star and its shareholders to increase the assets of All-Star available for investment so that it may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders in All-Star by giving them the opportunity to purchase additional Shares at a price below market and/or net asset value and without incurring any brokerage commissions. See "The Offer--Purpose of the Offer".

IMPORTANT TERMS OF THE OFFER

Total number of shares available for primary
  subscription                                          126,735,424 Shares

Number of Rights you will receive for each
  outstanding share you own on the Record Date          One Right for every one share

Number of Shares you may purchase with your
  Rights at the Subscription Price per Share            One Share for every ten Rights

Subscription Price                                      95% of the lower of (i) the last reported sale price on the
                                                        NYSE on July 8, 2004 (the "Pricing Date") of a share of
                                                        beneficial interest of All-Star, or (ii) the net asset value of a share of All-Star on the Pricing Date.


        Shareholders' inquiries should be directed to their broker, bank or trust company, or to:
                             The Altman Group, Inc.
                                 (800) 467-4954

OVER-SUBSCRIPTION PRIVILEGE

     The right to acquire during the Subscription Period at the Subscription Price one additional Share for each ten Rights held is hereinafter referred to as the "Primary Subscription". Shareholders on the Record Date who fully exercise all Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for Shares that were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee. If enough Shares are available, all shareholder requests to buy Shares that were not bought by other Rights holders will be honored in full. If the requests for Shares exceed the Shares available, the Fund may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. The Fund may sell additional Shares to Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the net asset value of the Shares. Whether or not the Fund determines to issue additional Shares to honor all over-subscriptions, Shares will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege".

METHOD FOR EXERCISING RIGHTS

     Except as described below, subscription certificates evidencing the Rights ("Subscription Certificate") will be sent to shareholders on the Record Date ("Record Date Shareholders") or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

     (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full to EquiServe Trust Company, N.A. ("EquiServe" or "Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

     (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

     Since the Expiration Date is prior to the Pricing Date, shareholders who choose to exercise their Rights will not know the final Subscription Price at the time they exercise such Rights. Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent. See "The Offer--Method of Exercise of Rights" and "The Offer--Payment for Shares". Subscription payments will be held by the Subscription Agent pending completion of the processing of the subscription. No interest thereon will be paid to subscribers.

     The Rights are not transferable. Therefore, only the underlying shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional shares will not be issued on exercise of Rights, shareholders who receive, or are left with, fewer than ten Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of unexercised Rights.

     SHAREHOLDERS' INQUIRIES ABOUT THE OFFER SHOULD BE DIRECTED TO THEIR BROKER, BANK OR TRUST COMPANY, OR TO:

       THE ALTMAN GROUP, INC.
       (800) 467-4954

IMPORTANT DATES TO REMEMBER

     Please note that the dates in the table below, other than the Record Date, may change if the Offer is extended.

  EVENT                                                          DATE
  -------------------------------------------------------------------------------------------
  Record Date                                                    June 2, 2004

  Subscription Period                                            June 3 through July 7, 2004*

  Expiration Date (Deadline for delivery of Subscription
  Certificate together with payment of Estimated
  Subscription Price (see "The Offer--Payment for Shares"
  on page 17 of this Prospectus) or for delivery of
  Notice of Guaranteed Delivery)                                 July 7, 2004

  Pricing Date                                                   July 8, 2004

  Deadline for payment of final Subscription Price
  pursuant to Notice of Guaranteed Delivery                      July 12, 2004

  Confirmation to Registered Shareholders                        July 21, 2004

  For Registered Shareholders' Subscriptions--deadline for
  payment of unpaid balance if final Subscription Price is
  higher than Estimated Subscription Price                       August 2, 2004

----------
     *    Unless the Offer is extended.

OFFERING FEES AND EXPENSES

     Offering expenses incurred by the Fund are estimated to be $335,000.

RESTRICTIONS ON FOREIGN SHAREHOLDERS

     Record Date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

INFORMATION ABOUT ALL-STAR

     All-Star is a multi-managed diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), that allocates its assets on an approximately equal basis among a number of independent investment management organizations (currently five in number) each having a different investment style. See "The Multi-Manager Concept". All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. Under normal conditions it seeks its objective through investing at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity securities. The portion of All-Star's portfolio not invested in equity securities (not more than 20% of net assets under normal conditions) is generally invested in Short-Term Money Market Instruments. See "Investment Objective, Policies and Risks".

     All-Star commenced investment operations in November 1986. Its outstanding shares of beneficial interest are listed and traded on the NYSE (symbol "USA"). The average daily trading volume of the shares on the NYSE during the year ended December 31, 2003 was 190,810 shares. As of June 2, 2004, All-Star's net assets were $1,137,812,581 and 126,735,424 shares of All-Star were issued and outstanding.

INFORMATION ABOUT LIBERTY ASSET MANAGEMENT COMPANY

     LAMCO provides selection, evaluation and monitoring services to All-Star and is responsible for the provision of administrative services to the Fund, some of which are delegated to LAMCO's affiliate, Columbia Management Advisors, Inc. ("Columbia"). See "Management of All-Star" for the fees paid by the Fund to LAMCO and by LAMCO to the Portfolio Managers. Since the fees of LAMCO and the Portfolio Managers are based on the average weekly net assets of All-Star, LAMCO and the Portfolio Managers will benefit from the Offer. See "Management of All-Star". As of March 31, 2004, LAMCO managed over $1.3 billion in assets.

     On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. As a result of this acquisition, LAMCO is now an indirect, wholly owned subsidiary of Bank of America Corporation. The principal executive offices of LAMCO are located at One Financial Center, Boston, Massachusetts 02111.

SPECIAL CONSIDERATIONS AND RISK FACTORS

     The following summarizes some of the matters that you should consider before subscribing for Shares of All-Star through the Offer.

Dilution Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offer you may experience an immediate dilution of the aggregate net asset value of your Shares, which, under certain circumstances, may be substantial. This is because the Subscription Price per Share and/or the net proceeds to the Fund for each new Share sold will be less than the Fund's net asset value per Share on the Pricing Date. Although it is not possible to state precisely the amount of such dilution because it is not known at this time how many Shares will be subscribed for or what the net asset value or market price per Share will be on the Pricing Date, All-Star estimates that such dilution should not be substantial. For example, if All-Star's Shares are trading at a premium from their net asset value of 7.0% (the average premium for the six-month period ended March 31, 2004), and assuming all Rights are exercised, the Subscription Price would be 5% below All-Star's net asset value per Share, resulting in a reduction of such net asset value of approximately $0.05 per Share, or less than 0.6%. Further, if you do not submit subscription requests pursuant to the Over-Subscription Privilege, you may experience dilution in your holdings if the Fund offers additional Shares for subscription. The Fund may sell additional Shares to Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. See "Special Considerations and Risk Factors--Dilution".

Distributions                 All-Star currently has a policy of paying
                              distributions on its Shares totaling approximately
                              10% of its net asset value per year, payable in four quarterly distributions of 2.5% of its net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not necessarily related to All-Star's net investment income or net realized capital gains or losses, may be treated as ordinary dividend income up to the amount of All-Star's current and accumulated earnings and profits or as qualified dividend income (taxable at a maximum 15% tax rate) to the extent they reflect qualified dividend income received by All-Star and are so designated by All-Star. If, for any calendar year, the total distributions made under the 10% distribution policy exceed All-Star's net investment income and net realized capital gains, the excess will be treated as a non-taxable return of capital to each shareholder (up to the amount of the Shareholder's basis in his or her Shares) and thereafter as gain from the sale of Shares. The amount treated as a non-taxable return of capital will reduce the Shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

                              All-Star may, in the discretion of the Board of Trustees, retain for reinvestment, and not distribute, net long-term capital gains in excess of net short-term capital losses ("net capital gain") for any year to the extent that its net investment income and net realized gains exceed the amount distributed for such year under the 10% distribution policy. Retained net capital gain will be taxed to both All-Star and the Shareholders as long-term capital gains; however, each Shareholder will be able to claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her Shares by the difference between the amount taxed and the credit. See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan".

Closed-end fund discounts     Shares of closed-end funds frequently trade at a
                              market price that is less than the value of the net assets attributable to those shares. The possibility that Shares of All-Star will trade at a discount from net asset value is a risk separate and distinct from the risk that All-Star's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. See "Share Price Data".

Anti-takeover Provisions      All-Star's Declaration of Trust and By-Laws have
                              provisions (commonly referred to as "anti-takeover provisions") which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. For instance, the affirmative vote of 75 percent of the Shares of the Fund is required to authorize All-Star's conversion from a closed-end to an open-end investment company, unless such conversion is recommended by All-Star's Board of Trustees, in which event such conversion would only require the majority vote of All-Star's Shareholders, as defined in the 1940
                              Act. A similar Shareholder vote is required to authorize a merger, sale of a substantial part of the assets or similar transactions with persons beneficially owning five percent or more of All-Star's Shares, unless approved by All-Star's
                              Board of Trustees under certain conditions. These provisions cannot be amended without a similar super-majority vote. In addition,

                              All-Star's Board of Trustees is divided into three classes, each of which has a term of three years and only one of which is elected at each annual meeting of shareholders. See "Description of Shares--Anti-takeover Provisions of the Declaration of Trust; Super-majority Vote Requirement for Conversion to Open-End Status".

Disposition of Shares         You will be free to dispose of your Shares on the
                              NYSE or other markets on which the Shares may trade, but, because the Fund is a closed-end fund, you do not have the right to redeem your Shares.

     You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors.

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

     These are the expenses that an investor incurs when buying shares of All-Star, whether in this Offer, in the open-market or through All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan, as amended ("Plan").

     Sales Load                                     None(1)
     Automatic Dividend Reinvestment and Cash
       Purchase Plan Fees                           $ 1.25 per voluntary cash investment

----------
(1) No sales load or commission will be payable in connection with this Offer. Purchases of shares through brokers in secondary market transactions are subject to brokers' commissions and charges.

ANNUAL EXPENSES (as a percentage of net assets attributable to shares of beneficial interest):


     Management and Administrative Fees                               0.91%
     Other Expenses                                                   0.10%
                                                                      ----
     Total Annual Expenses                                            1.01%

EXAMPLE: You would pay the following expenses on an investment (at net asset value) of $1,000, assuming a 5% annual return and reinvestment of all dividends and distributions at net asset value.

                1 YEAR       3 YEARS     5 YEARS      10 YEARS
                ------       -------     -------      --------
                $   10       $    32     $    56      $    124

     THE FIGURES IN THE EXAMPLE ARE INTENDED TO ILLUSTRATE THE EFFECT OF ALL-STAR'S EXPENSES, BUT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE RETURNS AND EXPENSES, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     The purpose of the above tables is to assist investors in understanding the various costs and expenses that an investor in All-Star will bear directly or indirectly. The numbers shown under the ANNUAL EXPENSES table are projections based on All-Star's actual expenses for the year ended December 31, 2003, and on its projected net assets assuming the Offer is fully subscribed for at the Estimated Purchase Price of $8.53 per share. See "Financial Highlights" for All-Star's actual ratio of expenses to average net assets for the year ended December 31, 2003.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last ten fiscal years. Certain information reflects financial results from a single Fund Share. The information for the fiscal years ended December 31, 1999 through December 31, 2003 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The information included in the Fund's financial statements for periods prior to 1999 had been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. The report of the independent registered public accounting firm, together with the financial statements of the Fund, are included in the Fund's December 31, 2003 Annual Report and are incorporated by reference into the Statement of Additional Information (see cover page).


                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------
                                                             2003          2002          2001          2000        1999
                                                           ---------     ---------     ---------     ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year                       $    7.14     $   10.65     $   13.61     $   14.02   $   14.22
                                                           ---------     ---------     ---------     ---------   ---------
Income from Investment Operations:
     Net investment income                                      0.01          0.01          0.03          0.05        0.05
     Net realized and unrealized gain (loss)
       on investments and foreign currency                      2.76         (2.56)        (1.79)         0.96        1.22
     Provision for federal income tax                             --            --            --            --          --
                                                           ---------     ---------     ---------     ---------   ---------
Total from investment Operations                                2.77         (2.55)        (1.76)         1.01        1.27
                                                           ---------     ---------     ---------     ---------   ---------
Less Distributions from:
     Net investment income                                     (0.01)        (0.01)        (0.03)        (0.06)      (0.05)
     Realized capital gain                                     (0.30)        (0.02)        (1.17)        (1.36)      (1.34)
     Paid-in capital                                           (0.47)        (0.85)           --            --          --
                                                           ---------     ---------     ---------     ---------   ---------
Total Distributions                                            (0.78)        (0.88)        (1.20)        (1.42)      (1.39)
                                                           ---------     ---------     ---------     ---------   ---------
Change due to rights offering (b)                                 --         (0.08)           --            --          --
Impact of Shares issued in dividend reinvestment (c)              --            --            --            --       (0.08)
                                                           ---------     ---------     ---------     ---------   ---------
Total Distributions (Reinvestments) and Rights Offering        (0.78)        (0.96)        (1.20)        (1.42)      (1.47)
                                                           ---------     ---------     ---------     ---------   ---------
Net asset value at end of year                             $    9.13     $    7.14     $   10.65     $   13.61   $   14.02
                                                           =========     =========     =========     =========   =========
Market price at end of year                                $    9.46     $    6.64     $   11.09     $  12.375   $  11.063
                                                           =========     =========     =========     =========   =========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value                                        40.7%        (25.0)%       (12.7)%         8.8%       10.2%
Based on market price                                           56.7%        (33.0)%         0.0%         25.4%       (4.4)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)                       $   1,153     $     869     $   1,133     $   1,376   $   1,396
Ratio of expenses to average net assets (e)                     1.04%         1.05%         1.03%         0.96%       0.97%
Ratio of net investment income to average net assets (e)        0.11%         0.11%         0.27%         0.37%       0.37%
Portfolio turnover rate                                           64%           83%           64%           83%         90%

----------
(a)  Before provision for federal income tax.
(b) Effect of All-Star's rights offering for shares at a price below net asset value.
(c) Effect of payment of a portion of distributions in newly issued shares valued at a discount from net asset value.
(d) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------
                                                             1998          1997          1996          1995        1994
                                                           ---------     ---------     ---------     ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year                       $   13.32     $   11.95     $   11.03     $    9.26   $   10.40
                                                           ---------     ---------     ---------     ---------   ---------
Income from Investment Operations:
     Net investment income                                      0.05          0.05          0.08          0.10        0.11
     Net realized and unrealized gain (loss)
       on investments and foreign currency                      2.35          3.01(a)       2.15(a)       2.71       (0.20)
     Provision for federal income tax                             --         (0.36)        (0.13)           --          --
                                                           ---------     ---------     ---------     ---------   ---------
Total from investment Operations                                2.40          2.70          2.10          2.81       (0.09)
                                                           ---------     ---------     ---------     ---------   ---------
Less Distributions from:
     Net investment income                                     (0.05)        (0.05)        (0.08)        (0.10)      (0.12)
     Realized capital gain                                     (1.35)        (1.28)        (1.10)        (0.94)      (0.52)
     Paid-in capital                                              --            --            --            --       (0.36)
                                                           ---------     ---------     ---------     ---------   ---------
Total Distributions                                            (1.40)        (1.33)        (1.18)        (1.04)      (1.00)
                                                           ---------     ---------     ---------     ---------   ---------
Change due to rights offering (b)                              (0.10)           --            --            --       (0.05)
Impact of Shares issued in dividend reinvestment (c)              --            --            --            --          --
                                                           ---------     ---------     ---------     ---------   ---------
Total Distributions (Reinvestments) and Rights Offering        (1.50)        (1.33)        (1.18)        (1.04)      (1.05)
                                                           ---------     ---------     ---------     ---------   ---------
Net asset value at end of year                             $   14.22     $   13.32     $   11.95     $   11.03   $    9.26
                                                           =========     =========     =========     =========   =========
Market price at end of year                                $  12.938     $  13.313     $  11.250     $  10.875   $   8.500
                                                           =========     =========     =========     =========   =========

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)
Based on net asset value                                        19.8%         26.6%         21.7%         31.8%       (0.8)%
Based on market price                                            9.1%         34.4%         16.2%         41.4%      (14.9)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)                       $   1,351     $   1,150     $     988     $     872   $     710
Ratio of expenses to average net assets (e)                     1.00%         1.01%         1.03%         1.06%       1.07%
Ratio of net investment income to average net assets (e)        0.39%         0.38%         0.73%         0.92%       1.16%
Portfolio turnover rate                                           76%           99%           70%           54%         44%

                                SHARE PRICE DATA

     Trading in All-Star's shares on the NYSE commenced on October 24, 1986. For the two years ended December 31, 2002 and 2003 and the quarter ended March 31, 2004, the high and low sales prices for All-Star's shares, as reported in the consolidated transaction reporting system, and the highest discount from or premium to net asset value per share and the net asset value on the day or days when the shares traded at such high and low sales prices, were as follows:


                                                    DISCOUNT FROM                             DISCOUNT FROM
                          HIGH SALES   NET ASSET    OR PREMIUM TO    LOW SALES   NET ASSET    OR PREMIUM TO
                            PRICE        VALUE     NET ASSET VALUE     PRICE       VALUE     NET ASSET VALUE
                          ----------   ---------   ---------------   ---------   ---------   ---------------
2002
1st Quarter               $    12.39   $   10.26        20.8%        $   10.55   $   10.34          2.0%
2nd Quarter               $    11.09   $   10.43         6.3%        $    8.00   $    8.33         -4.0%
3rd Quarter               $     8.66   $    8.26         4.8%        $    6.01   $    7.28        -17.5%
4th Quarter               $     7.69   $    7.70        -0.1%        $    5.80   $    6.53        -11.2%

2003
1st Quarter               $     7.36   $    7.51        -2.0%        $    6.08   $    6.45         -5.7%
2nd Quarter               $     8.34   $    7.92         5.3%        $    6.67   $    6.92         -3.6%
3rd Quarter               $     8.89   $    8.24         7.9%        $    8.14   $    7.98          2.0%
4th Quarter               $     9.80   $    8.73        12.3%        $    8.44   $    8.29          1.8%

2004
1st Quarter               $    10.37   $    9.29        11.6%        $    9.48   $    9.11          4.1%

     All-Star's shares have traded in certain periods at a discount from their net asset value. Certain features of and steps taken by All-Star may have tended to reduce the discount from net asset value at which its Shares might otherwise have traded, although All-Star is not able to determine what effect, if any, these various features and steps may have had. All-Star's current 10% distribution policy (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan--10% Distribution Policy"), begun in July, 1988, may have contributed to this effect. This trend may also have resulted in whole or in part from other factors, such as the Fund's investment performance and increased attention directed to All-Star by securities analysts and market letters.

     The net asset value of a share of All-Star on June 2, 2004 was $8.98. The last reported sale price of an All-Star share on that day was $9.13, representing a premium to net asset value of 1.7%.

                             INVESTMENT PERFORMANCE

     The table below shows two measures of All-Star's return to investors for the one, five, ten and fifteen year periods through March 31, 2004. No. 1 ("All-Star NAV") shows All-Star's investment performance based on a valuation of its Shares at net asset value ("NAV"). No. 2 ("All-Star Price") shows All-Star's investment performance based on the market price of All-Star's Shares. Both measures assume reinvestment of all of the Fund's dividends and distributions in additional Shares pursuant to All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan"), and full exercise of primary subscription rights in All-Star's 1992, 1993, 1994, 1998 and 2002 rights offerings.

     The Lipper Large-Cap Core Mutual Fund Average has been included so that the Fund's results may be compared with an unweighted average of the total return of open-end mutual funds classified as large-cap core funds (i.e., mutual funds having investment objectives and policies comparable to All-Star) published by Lipper, Inc. The Lipper Large-Cap Core Mutual Fund Average information reflects the total return of the mutual funds included in the average, in each case assuming reinvestment of dividends and distributions. The record of the S&P 500 Index has also been included so that All-Star's results may be compared with those of an unmanaged group of securities widely regarded by investors as representative of the stock market in general. The S&P 500 Index is a broad based capitalization-weighted index which reflects the total return of the securities included in the index.

                                         NO. 1      NO. 2     LIPPER LARGE-CAP
                                        ALL-STAR   ALL-STAR     CORE MUTUAL      S&P 500
                                          NAV       PRICE       FUND AVERAGE      INDEX
                                        --------   --------   ----------------   -------
1 Year beginning April 1, 2003            47.0%      64.9%          31.2%         35.1%
5 Years beginning April 1, 1999            2.4%       6.2%          -2.3%         -1.2%
10 Years beginning April 1, 1994          10.9%      11.8%           9.3%         11.7%
15 Years beginning April 1, 1989          12.2%      14.3%          10.3%         11.8%

     The return shown is the average annual return for the period indicated to March 31, 2004.

     The above results represent All-Star's past performance and are not intended as a prediction of its future performance. The investment return, net asset value and market value of All-Star's Shares will fluctuate, so that such Shares when sold may be worth more or less than their original cost.

                                    THE OFFER

TERMS OF THE OFFER

     All-Star is issuing to Record Date Shareholders non-transferable Rights to subscribe for the Shares, without par value, of the Fund's shares of beneficial interest. Each such shareholder is being issued one Right for each share of beneficial interest owned on the Record Date. The Rights entitle the holder to acquire on Primary Subscription at the Subscription Price one Share for each ten Rights held. No Rights will be issued for fractional shares. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of ten. Rights may be exercised at any time during the Subscription Period, which commences on June 3, 2004 and ends at 5:00 p.m., New York City time, on July 7, 2004, the Expiration Date.

     In addition, any shareholder who fully exercises all Rights initially issued to him or her in the Primary Subscription (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription. For purposes of determining the number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record on the Record Date by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. If enough Shares are available, all shareholder requests to buy Shares that were not bought by other Rights holders will be honored in full. If the requests for Shares exceed the Shares available, the Fund may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. The Fund may sell additional Shares to Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. Whether or not the Fund determines to issue additional Shares to honor all over-subscriptions, Shares will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "Over-Subscription Privilege".

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued, shareholders who receive, or who are left with, fewer than ten Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of such fractional Shares.

     The Rights will be evidenced by Subscription Certificates which will be mailed to Record Date Shareholders with addresses in the United States. Rights may be exercised by completing a Subscription Certificate and delivering it, together with payment by means of (i) a check or money order, or (ii) a Notice of Guaranteed Delivery, to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and the Shares paid for is set forth under "Method of Exercise of Rights" and "Payment for Shares".

PURPOSE OF THE OFFER

     The Board of Trustees of All-Star has determined that (i) it would be in the best interests of All-Star and its shareholders to increase the assets of All-Star available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise, and (ii) the potential benefits of the Offer to All-Star and its shareholders will outweigh the dilution to shareholders who do not fully exercise their Rights. The proceeds of the Offer will enable All-Star's Portfolio Managers to take advantage of perceived investment opportunities without having to sell existing portfolio holdings which they otherwise would retain. The Offer seeks to reward investors by giving existing shareholders the opportunity to purchase additional Shares at a price below market and/or net asset value and without brokerage commissions. In addition, the Offer will enhance the likelihood that All-Star will continue to have sufficient assets remaining after the distributions called for by its current 10% distribution policy to permit the Fund to maintain the current ratio of its fixed expenses to its net assets.

     All-Star's Fund Manager and Portfolio Managers will benefit from the Offer because their fees are based on the average weekly net assets of All-Star. See "Management of All-Star". It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities that will fluctuate in value. One of All-Star's Trustees who voted to authorize the Offer is an

"interested person", within the meaning of the 1940 Act, of LAMCO, and therefore could benefit indirectly from the Offer. The other four Trustees are not "interested persons" of All-Star or LAMCO.


     All-Star may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this Offer. Any such future rights offering will be made in accordance with the 1940 Act. In 1992, All-Star completed a rights offering to shareholders of 5,464,168 additional Shares at a subscription price of $10.05 per Share, for proceeds to the Fund after expenses of $54,683,782. In 1993, All-Star completed a second rights offering to shareholders of 4,227,570 additional Shares at a subscription price of $10.41 per Share, for proceeds to the Fund after expenses of $43,759,004. In 1994, All-Star completed a third rights offering to shareholders of 4,704,931 additional Shares at a subscription price of $9.14 per Share, for proceeds to the Fund after expenses of $42,793,069. In 1998, All-Star completed a fourth rights offering to shareholders of 4,318,134 additional Shares at a subscription price of $12.83 per Share, for proceeds to the Fund after expenses of $55,166,659. In 2002, All-Star completed a fifth rights offering to shareholders of 10,688,506 additional Shares at a subscription price of $8.99 per Share, for proceeds to the Fund after expenses of $95,753,976. All five rights offerings were oversubscribed.

OVER-SUBSCRIPTION PRIVILEGE

     If all of the Rights initially issued in the Primary Subscription are not exercised, any Shares for which Subscriptions have not been received ("Excess Shares") will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all over-subscriptions will be honored in full. If sufficient Excess Shares are not available to honor all over-subscriptions, the Fund may issue up to an additional 25% of the Shares available pursuant to the Primary Subscription, to satisfy over-subscription requests. The Fund may sell additional Shares to Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. Whether or not the Fund determines to issue additional Shares to honor all over-subscriptions, available Excess Shares will be allocated (subject to elimination of fractional shares) among those who over-subscribe based on the number of Rights originally issued to them by the Fund.

     The method by which Excess Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Excess Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Excess Shares are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

Holder's Record Date Position
-----------------------------     X   Excess Shares Remaining
Total Record Date Position
of all Oversubscribers

     The allocation process with regard to any additional Shares the Fund may offer may involve a similar allocation process as to Excess Shares. The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

     The Subscription Price for the Shares to be issued pursuant to the Rights will be 95% of the lower of (i) the last reported sale price of a share of All-Star on the NYSE on the Pricing Date, or (ii) the net asset value of a share of All-Star on the Pricing Date.

     All-Star announced the terms of the Offer before the opening of trading on the NYSE on February 11, 2004. The net asset value per Share of All-Star at the close of business on February 10, 2004 and on June 2, 2004 was $9.46 and $8.98, respectively, and the last reported sale price of a Share on the NYSE on those dates was $9.97 and $9.13, respectively, representing a 5.4% premium and a 1.7% premium, respectively, in relation to the net asset value per Share at the close of business on these dates.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York City time, on July 7, 2004. Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended. Since the Expiration Date is prior to the Pricing Date, shareholders who decide to acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, what the final Subscription Price for such Shares will be.

     Any extension, termination, or amendment of the Offer will be followed as promptly as practicable by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The Fund will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

     The Subscription Agent is EquiServe Trust Company, N.A., P.O. Box 859208, Braintree, MA 02185. EquiServe Trust Company N.A. is also the Fund's dividend paying agent, transfer agent and registrar. The Subscription Agent will receive from All-Star a fee estimated at approximately $100,000 plus reimbursements for its out-of-pocket expenses related to the Offer.

INFORMATION AGENT

     Any questions or requests for assistance regarding the Offer may be directed to the Information Agent at its telephone number and address listed below:

     The Altman Group, Inc.
     1275 Valley Brook Avenue
     Lyndhurst, NJ 07071

     Call Toll Free (800) 467-4954

     The Information Agent will receive a fee from All-Star estimated at approximately $50,000 and reimbursement for its out-of-pocket expenses related to the Offer.

METHOD OF EXERCISE OF RIGHTS

     Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares". Rights may also be exercised through a Rights holder's broker through a Notice of Guaranteed Delivery, who may charge such Rights holder a servicing fee in connection with such exercise. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than ten Rights will not be able to exercise such Rights.

     Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at one of the addresses set forth below.

     The Subscription Certificate and payment should be sent to EQUISERVE TRUST COMPANY, N.A. by one of the following methods:

SUBSCRIPTION CERTIFICATE
DELIVERY METHOD               ADDRESS
------------------------      -------
If By Mail:                   EquiServe
                              Attn: Corporate Actions
                              P.O. Box 859208
                              Braintree, MA 02185-9208

If By Hand:                   Securities Transfer and Reporting Services, Inc.
                              c/o EquiServe
                              100 Williams St. Galleria, 3rd Floor
                              New York, NY 10038

If By Overnight Courier or    EquiServe
  Express Mail:               Attn: Corporate Actions
                              161 Bay State Drive
                              Braintree, MA 02184

By Broker-Dealer or           Shareholders whose Shares are held in a brokerage,
  other Nominee:              bank or trust account may contact their broker or
  (Notice of Guaranteed       other nominee and instruct them to submit a Notice
  Delivery)                   of Guaranteed Delivery and payment on their behalf

DELIVERY BY ANY METHOD OR TO ANY ADDRESS NOT LISTED ABOVE WILL NOT CONSTITUTE GOOD DELIVERY.

     All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by All-Star, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. All-Star reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund's counsel, be unlawful. All-Star also reserves the right to waive any irregularities or conditions, and the Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time, if any, as the Fund shall determine unless waived. Neither All-Star nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

     Holders of Rights who subscribe for Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

     (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent shall have received a Notice of Guaranteed Delivery, by facsimile or otherwise, from a bank or trust company or a NYSE or National Association of Securities Dealers member firm, guaranteeing delivery of (a) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and
(b) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate and full payment for the Shares is not received by the Subscription Agent by July 12, 2004. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number
(781) 380-3388; telephone number to confirm receipt (781) 843-1833 ext. 200).

     (2) Alternatively, a holder of Rights can, together with the Subscription Certificate, send payment for the Shares acquired on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Estimated Subscription Price of $8.90 per Share. Please note that the Estimated Subscription Price differs from the Estimated Purchase Price, which is presented for illustration purposes only, shown on the cover page of this Prospectus. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. THE SUBSCRIPTION AGENT WILL NOT ACCEPT CASH AS A MEANS OF PAYMENT FOR SHARES. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CERTIFIED OR CASHIER'S CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE LIBERTY ALL-STAR EQUITY FUND, AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

     Within ten business days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each registered shareholder exercising his or her Rights (or, if the All-Star shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such shareholder to All-Star or any excess to be refunded by All-Star to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on August 2, 2004, and any excess payment to be refunded by All-Star to such shareholder will be mailed by the Subscription Agent with the confirmation. All payments by a shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and be payable to Liberty All-Star Equity Fund. All payments will be held by the Subscription Agent pending completion of the processing of the subscription, and will then be paid to All-Star. Any interest earned on such amounts will accrue to All-Star and none will be paid to the subscriber.

     Whichever of the above two methods of payment is used, issuance and delivery of the Shares subscribed for are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

     Rights holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent.

     If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, All-Star reserves the right to take any or all of the following actions: (i) reallocate such subscribed and unpaid for Shares to shareholders exercising the Over-Subscription Privilege who did not receive the full Over-Subscription requested; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares to enforce the relevant guaranty of payment or monetary damages.

     All-Star shareholders whose shares are held by a broker-dealer, bank, trust company or other nominee should contact the nominee to exercise their Rights and request the nominee to exercise their Rights in accordance with their instructions.

     Brokers, banks, trust companies, depositories and other nominees who hold All-Star Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the record holder of such Right should complete a Subscription Certificate and submit it to the Subscription Agent with the proper payment.

     The instructions contained on the Subscription Certificate should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO ALL-STAR. (They should be sent to EquiServe Trust Company, N.A. as indicated above.)

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

DELIVERY OF STOCK CERTIFICATES

     Participants in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan who exercise the Rights issued on the shares held in their accounts in the Plan will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Shareholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. With respect to all other shareholders, stock certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be delivered to subscribers who requested certificates, together with the confirmation on or about July 21, 2004. A refund of the amount, if any, paid in excess of the final Subscription Price will be mailed as soon as practicable after the Confirmation Date. If the shareholder's confirmation shows that an additional amount is payable due to the final Subscription Price exceeding the estimated Subscription Price, the stock certificates will be mailed on or about August 2, 2004, provided that such additional amount has been paid and payment for the Shares subscribed for has cleared, which clearance may take up to five days from the date of receipt of the payment. If such payment does not clear within five business days from the date of receipt, All-Star may exercise its rights in the event of nonpayment under "Payment for Shares".

     Record Date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse or exercise of Rights. The discussion is based on applicable provisions of the Internal Revenue Code of 1986, as amended ("Code"), the Treasury Regulations promulgated thereunder and other authorities currently in effect, all of which are subject to change, possibly with a retroactive effect. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, employee benefit plans, dealers in securities, foreign corporations and persons who are not U.S. citizens or residents), and does not address any state, local or foreign tax consequences.

     For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to them, and they will realize no loss with respect to any Rights that expire without being exercised. All-Star will realize no gain or loss on the issuance, exercise or expiration of the Rights.

     A Record Date Shareholder's holding period for a Share acquired on exercise of Rights will begin with the date of exercise, and the shareholder's basis for determining gain or loss on the sale of that Share will equal the sum of the shareholder's basis in the exercised Rights, if any, plus the Subscription Price for the Share. A Record Date Shareholder's basis in exercised Rights will be zero unless either (1) the Rights' fair market value on the date of distribution is 15% or more of the fair market value on that date of the Shares with respect to which the Rights were distributed or (2) the shareholder elects, on his, her or its federal income tax return for the taxable year in which the Rights are received, to allocate part of the basis of those Shares to the Rights. If either clause (1) or (2) applies, then if the Rights are exercised, the shareholder will allocate his, her or its basis in the Shares with respect to which the Rights were distributed between those Shares and the Rights in proportion to their respective fair market values on the distribution date. A Record Date Shareholder's gain or loss recognized on sale of a Share acquired on the exercise of Rights will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss, taxable at a maximum rate of 15% in the case of a noncorporate shareholder, if the shareholder then holds the Share for more than one year.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

     Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including separate profit sharing/retirement and savings plans, and plans for self-employed individuals and their employees) and individual retirement accounts ("IRAs) (collectively, "Retirement Plans") should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights may, when taken together with contributions previously made, be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under section 401(a) of the Code, additional cash contributions could cause violations of the maximum contribution limitations of section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

     Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Right, they become subject to tax on unrelated business taxable income under
Section 511 of the Code. If any portion of an IRA is used as security for a loan, that portion will be treated as a distribution to the IRA owner.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of Rights. Due to the complexity of these requirements and rules and the penalties for non-compliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

DILUTION

     If you do not exercise all of your Rights during the Subscription Period, when the Offering is over you will own a relatively smaller percentage of the Fund if you had exercised all of your Rights. The Fund cannot tell you precisely how much smaller the percentage of the Fund that you would own will be because the Fund does not know how many of the Fund's Record Date Shareholders will exercise their Rights and how many of their Rights they will exercise. Further, if you do not submit subscription requests pursuant to the Over-Subscription Privilege, you may experience dilution in your holdings if the Fund offers additional Shares for subscription. The Fund may sell additional Shares to Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares.

     Shareholders will experience an immediate dilution of the aggregate NAV of Shares as a result of the completion of the Offer because (i) the Subscription Price per Share will be less than the Fund's NAV per Share on the Expiration Date, (ii) the Fund will incur expenses in connection with the Offer, and (iii) the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of the Fund's assets. This dilution also will affect Record Date Shareholders to a greater extent if they do not exercise their Rights in full. It is not possible to state precisely the amount of any decreases in either NAV or in ownership interests, because it is not known at this time what the NAV per Share will be at the Expiration Date or what proportion of the Shares will be subscribed. Finally, there may be a dilution of earnings per Share due to the increase in the number of Shares outstanding, but only to the extent that investments of the proceeds of the Offer do not achieve the same return as current investments held by the Fund. To the extent such investments achieve a better return than current investments, earnings per Share will experience appreciation.

     The following example assumes that all of the Shares are sold at the Estimated Purchase Price of $8.53 and after deducting all expenses related to the issuance of the Shares.


                                              NAV PER SHARE ON   DILUTION PER SHARE   PERCENTAGE
                                                JUNE 2, 2004         IN DOLLARS        DILUTION
                                              ----------------   ------------------   ----------
Primary Subscription or 12,673,542 Shares          $ 8.98              $ 0.05            0.56%

MARKET VALUE AND NET ASSET VALUE

     The shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Since the commencement of the Fund's operations, the Fund's Shares have traded in certain periods in the market at a discount to net asset value. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced if you wish to sell your shares in a relatively short period of time. If you do so, realization of a gain or loss on your investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's Shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their Shares in the Fund on any exchange where such Shares are then trading at current market value, which may differ from the then current net asset value. Moreover, Shareholders expecting to sell their Shares during the course of the Offer should be aware that there is a greater risk that the potential discount referred to above, which may increase during the Offer, will adversely affect them. This increased risk is because, among other things, the market price per Share may reflect the anticipated dilution that will result from this Offer. The Fund cannot predict whether the Shares will trade at a discount or premium to NAV after completion of the Offer.

POSSIBLE SUSPENSION OF THE OFFER

     All-Star has, as required by the Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if subsequent to June 3, 2004, the effective date of the Fund's Registration Statement, All-Star's net asset value declines more than 10%. All-Star will notify shareholders of any such decline and suspension and thereby permit them to cancel their exercise of Rights.

                                 USE OF PROCEEDS

     The net proceeds of the Offer, assuming that all Shares offered hereby are sold at the Estimated Purchase Price of $8.53 per share, are estimated to be approximately $107,770,313, after deducting expenses related to the Offer payable by All-Star estimated at $335,000. If the Fund in its sole discretion increases the number of Shares subject to the Offer by 25% in order to satisfy over-subscriptions, net proceeds will be approximately $134,796,637. Such net proceeds will be invested by All-Star's Portfolio Managers in portfolio securities in accordance with All-Star's investment objective and policies. It is anticipated that investment of such net proceeds under normal market conditions will take place during a period of approximately 30 days from their receipt by All-Star, and would in any event be completed within three months. Pending such investment, the net proceeds will be invested in Short-Term Money Market Instruments (see "Investment Objective, Policies and Risks--Repurchase Agreements").

                            THE MULTI-MANAGER CONCEPT

     All-Star allocates its portfolio assets on an approximately equal basis among a number of Portfolio Managers, currently five in number, recommended by LAMCO, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     In the opinion of LAMCO, the multi-manager concept provides advantages over the use of a single manager because of the following primary factors:

     (i) most equity investment management-firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics;

     (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions;

     (iii) by allocating All-Star's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long-term than if a single style was employed throughout the entire period;

     (iv) consistent performance at a given annual rate of return over time produces a higher rate of return for the long-term than more volatile performance having the same average annual rate of return.

     LAMCO, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of numerous professional investment management firms, has selected for appointment by All-Star a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to All-Star's investment objective.

     LAMCO continuously monitors the performance and investment styles of All-Star's Portfolio Managers and from time to time recommends changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by All-Star's Portfolio Managers. Since its inception, All-Star has had thirteen Portfolio Manager changes.

     All-Star Portfolio Manager changes, as well as the periodic rebalancings of its portfolio among the Portfolio Managers and the need to raise cash for All-Star's quarterly distributions, may result in some portfolio turnover in excess of what would otherwise be the case (see "Financial Highlights"). Increased portfolio turnover would cause increased brokerage commission costs to All-Star, and may result in greater realization of capital gains, which are taxable to shareholders.

     Under the terms of an exemptive order issued to All-Star and LAMCO by the Securities and Exchange Commission, a portfolio management agreement with a new or additional Portfolio Manager may be entered into in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, All-Star's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at All-Star's next regularly scheduled annual shareholder meeting (normally held in April) following the date of the new or additional portfolio management agreement. Information about Portfolio Manager changes or additions made in advance of shareholder approval will be announced to the press following Board of Trustees action and will be included in the next report to shareholders.

     All-Star's current Portfolio Managers are:

     Mastrapasqua Asset Management, Inc.
     Matrix Asset Advisors, Inc.
     Pzena Investment Management, LLC
     Schneider Capital Management Corporation
     TCW Investment Management Company

     See Appendix A for information about these Portfolio Managers, including the employees primarily responsible for the day-to-day management of the portion of All-Star's portfolio allocated to each.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities.

     Under normal market conditions, All-Star invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, defined as common stocks and securities convertible into common stocks such as bonds and preferred stocks, and securities having common stock characteristics such as warrants and rights to purchase equity securities (although, as a non-fundamental policy, not more than 20% of the value of All-Star's total assets may be invested in rights and warrants). The 80% component of this policy only may be changed following provision of at least 60 days prior notice to shareholders. All-Star may lend its portfolio securities, write covered call and put options and engage in options and futures strategies (see "Investment Practices" below).

     Although under normal market conditions All-Star will remain substantially fully invested in equity securities, up to 20% of the value of All-Star's net assets may generally be invested in short-term money market instruments, including certificates of deposit (negotiable certificates issued against bank deposits), other interest-bearing bank deposits such as savings and money market accounts, and bankers' acceptances (short-term bank-guaranteed credit instruments used to finance transactions in goods) of domestic branches of U.S. banks having assets of not less than $1 billion, obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"), commercial paper (unsecured short-term promissory notes issued by corporations) rated not lower than A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), short-term corporate debt securities rated not lower than AA by S&P or Aa by Moody's, and repurchase agreements with respect to the foregoing (collectively, "Short-Term Money Market Instruments"). All-Star may temporarily invest without limit in Short-Term Money Market Instruments for defensive purposes when LAMCO or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable.

     All-Star's investment objective of seeking total investment return and its policy of investing under normal market conditions at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities, as well as certain of its investment restrictions referred to under REDUCING RISK below and in the Statement of Additional Information, are fundamental and may not be changed without a majority vote of All-Star's outstanding Shares. Under the 1940 Act, a "majority vote" means the vote of the lesser of (a) 67% of the

Shares of All-Star represented at a meeting at which the holders of more than 50% of the outstanding Shares of All-Star are present or represented, or (b) more than 50% of the outstanding Shares of All-Star. Non-fundamental policies may be changed by vote of the Board of Trustees.

INVESTMENT PRACTICES

     The following describes certain of the investment practices in which one or more of All-Star's Portfolio Managers may engage, each of which may involve certain special risks.

     LENDING OF PORTFOLIO SECURITIES. Although All-Star has not to date engaged in securities lending, consistent with applicable regulatory requirements, All-Star, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to not less than the market value, determined daily, of the securities loaned. All-Star would receive amounts equal to the interest on the securities loaned. It will also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. All-Star could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. All-Star will limit such lending to not more than 30% of the value of All-Star's total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

     REPURCHASE AGREEMENTS. All-Star may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to All-Star and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. All-Star requires the seller of the securities to maintain on deposit with All-Star's custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, All-Star could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 20% of All-Star's net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

     OPTIONS AND FUTURES STRATEGIES. All-Star may seek to increase the current return of All-Star's portfolio by writing covered call or put options with respect to the types of securities in which All-Star is permitted to invest. Call options written by the Fund give the purchaser the right for a stated period to buy the underlying securities from All-Star at a stated price; put options written by the Fund give the purchaser the right for a stated period to sell the underlying securities to All-Star at a stated price. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

     All-Star may purchase put options to protect its portfolio holdings in the underlying security against a decline in market value. It may purchase call options to hedge against an increase in the prices of portfolio securities that it plans to purchase. By purchasing put or call options, All-Star, for the premium paid, acquires the right (but not the obligation) to sell (in the case of a put option) or purchase (in the case of a call option) the underlying security at the option exercise price, regardless of the then current market price.

     All-Star may also seek to hedge against declines in the value of securities owned by it or increases in the price of securities it plans to purchase, or to gain or maintain market exposure, through the purchase of stock index futures and related options. For example, All-Star may purchase stock index futures and related options to enable a newly appointed Portfolio Manager to gain immediate exposure to underlying securities markets pending the investment of the portion of All-Star portfolio assigned to it. A stock index future is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of the specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

     Expenses and losses incurred as a result of the hedging strategies described above will reduce All-Star's current return.

     Transactions in options and futures contracts may not achieve the intended goals of protecting portfolio holdings against market declines or gaining or maintaining market exposure, as applicable, to the extent that there is an imperfect correlation between the price movements of the options and futures contracts and those of the securities to be hedged. In addition, if a Portfolio Manager's prediction on stock market movements is inaccurate, All-Star may be worse off than if it had not engaged in such options or futures transactions.

     See the Statement of Additional Information for additional information concerning options and futures transactions and the risk thereof.

RISKS

     As an investment company that holds common stocks, All-Star's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. All-Star may remain substantially fully invested during periods when stock prices generally rise and also during periods when they generally decline. In addition, a portion of All-Star's portfolio is subject to the risks associated with growth stocks as approximately 40% of the Fund's net assets are allocated to Portfolio Managers that practice the Growth Style of investing. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general. Risks are inherent in investments in equities, and Fund shareholders should be able to tolerate significant fluctuations in the value of their investment in All-Star. All-Star is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

     In addition to the foregoing investment risks, shares of closed-end investment companies such as All-Star are not redeemable and frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that All-Star's net asset value may decline. See "Share Price Data" for information about the market price and net asset value of All-Star's Shares since January 1, 2002.

REDUCING INVESTMENT RISK

     As a matter of fundamental policy, All-Star will not (i), as to 75% of its total assets, purchase the securities (other than U.S. Government Securities) of any one issuer if after such purchase more than 5% of its assets would be invested in the securities of that issuer, (ii) purchase more than 10% of the outstanding voting securities of such issuer, (iii) invest 25% or more of its total assets in the securities of issuers in the same industry, or (iv) invest more than 10% of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale (including unregistered securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933). See "Investment Restrictions" in the Statement of Additional Information.

                             MANAGEMENT OF ALL-STAR

     The management of All-Star's business and affairs is the responsibility of its Board of Trustees.

     All-Star has a Fund Management Agreement with LAMCO pursuant to which LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services ("investment management services") described under "The Multi-Manager Concept". No single individual at LAMCO is responsible for LAMCO's decisions with respect to the retention or replacement of the Portfolio Managers.

     LAMCO is also responsible for the provision of administrative services to All-Star, including the provision of office space, shareholder and broker-dealer communications, compensation of officers of All-Star who are also officers or employees of LAMCO or its affiliates, and the supervision of transfer agency, dividend disbursing, custodial and other services provided to All-Star. Certain of LAMCO's administrative responsibilities have been delegated to Columbia.

     On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation. As a result of this acquisition, LAMCO is now an indirect, wholly owned subsidiary of Bank of America Corporation. The principal executive offices of LAMCO are located at One Financial Center, Boston, Massachusetts 02111.

     Under All-Star's Portfolio Management Agreements with each of its Portfolio Managers and LAMCO, each Portfolio Manager has discretionary authority (including for the selection of brokers and dealers for the execution of All-Star's portfolio transactions) with respect to the portion of All-Star's assets allocated to it by LAMCO from time to time, subject to All-Star's investment objective and policies, to the supervision and control of the Trustees, and to instructions from LAMCO. As described under the section entitled "The Multi-Manager Concept", LAMCO from time to time reallocates All-Star's portfolio assets in order to maintain an approximately equal allocation among the Portfolio Managers and to preserve an approximately equal weighting among the different investment styles practiced by the Portfolio Managers. Although the Portfolio Managers' activities are subject to general oversight by LAMCO and the Trustees and officers of All-Star, neither LAMCO nor such Trustees and officers evaluate the investment merits of the Portfolio Managers' selections of individual securities. See Appendix A for a description of the Portfolio Managers.

     Although All-Star does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, All-Star's Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted under Rule 17e-1 under the 1940 Act.

     Under All-Star's Fund Management Agreement with LAMCO and its Portfolio Management Agreements with the Portfolio Managers, All-Star pays LAMCO a fund management fee and an administrative fee, and LAMCO in turn pays the fees of the Portfolio Managers from the fund management fees paid to it. The annual fees that are paid under the current agreements are shown below (fees are payable monthly based on the indicated percentage of the Fund's average weekly net assets during the prior month).

                        FUND MANAGEMENT FEE PAID
AVERAGE                 TO LAMCO AND PORTFOLIO
WEEKLY NET              MANAGEMENT FEE PAID TO                    ADMINISTRATIVE      TOTAL
ASSET VALUE             PORTFOLIO MANAGERS                       FEE PAID TO LAMCO    FEES
-----------             ------------------------                 -----------------    -----
First $400 million      0.800% (0.400% to Portfolio Managers)          0.200%         1.00%
Next $400 million       0.720% (0.360% to Portfolio Managers)          0.180%         0.90%
Next $400 million       0.648% (0.324% to Portfolio Managers)          0.162%         0.81%
Over $1.2 billion       0.584% (0.292% to Portfolio Managers)          0.146%         0.73%


     Under All-Star's Pricing and Bookkeeping agreement, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average weekly net assets exceed $50 million, an additional monthly fee is paid as calculated pursuant to the terms of the Pricing and Bookkeeping Agreement. The Fund also pays additional fees for its out-of-pocket expenses, including fees payable to third parties for pricing services.

CUSTODIAN AND TRANSFER AGENT

     State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is All-Star's custodian. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021, is the transfer and dividend disbursing agent and registrar for All-Star.

EXPENSES OF THE FUND

     LAMCO provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services and assumes responsibility for the administrative services described above, pays the compensation of and furnishes office space for the officers of All-Star who are affiliated with LAMCO, and pays the management fees of the Portfolio Managers. All-Star pays all its expenses, other than those expressly assumed by LAMCO. The expenses payable by All-Star include: management and administrative fees payable to LAMCO; pricing and bookkeeping fees payable to Columbia; fees and expenses of independent auditors; fees for transfer agent and registrar, dividend disbursing, custodian and portfolio recordkeeping services; expenses in connection with the Automatic Dividend Reinvestment and Cash Purchase Plan; expenses in connection with obtaining quotations for calculating the value of All-Star's net assets; taxes (if any) and the preparation of All-Star's tax returns; brokerage fees and commissions; interest; costs of trustee and shareholder meetings (including expenses of printing and mailing proxy material therefor); expenses of printing and mailing reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of All-Star's existence; membership dues for investment company industry trade associations; legal fees; stock exchange listing fees and expenses; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees who are not trustees, officers, employees or stockholders of LAMCO or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

                              DESCRIPTION OF SHARES

GENERAL

     All-Star's authorized capitalization consists of an unlimited number of Shares of beneficial interest without par value, of which 126,735,424 shares were issued and outstanding on the date of this Prospectus. The currently outstanding shares are, and the Shares offered hereby when issued and paid for pursuant to the terms of the Offer will be, fully paid and non-assessable. Shareholders would be entitled to share pro rata in the net assets of All-Star available for distribution to shareholders upon liquidation of All-Star.

     Shareholders are entitled to one vote for each share held. All-Star's shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of All-Star voting for the election of Trustees can elect all the Trustees standing for election, and, in such event, the holders of the remaining shares will not be able to elect any of such Trustees.

REPURCHASE OF SHARES

     All-Star is a closed-end investment company and as such its shareholders do not have the right to cause All-Star to redeem their All-Star shares. All-Star, however, is authorized to repurchase its shares on the open market when its shares are trading at a discount from their net asset value. All-Star has no current plans to repurchase its shares.

ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST; SUPER-MAJORITY VOTE REQUIREMENT FOR CONVERSION TO OPEN-END STATUS

     All-Star's Declaration of Trust contains provisions (commonly referred to as "anti-takeover" provisions) which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. The Board of Trustees is divided into three classes, each having a term of three years. On the date of the annual meeting of shareholders in each year the term of one class expires. This provision could delay for up to three years the replacement of a majority of the Board of Trustees. The affirmative vote of 75% of the Shares will be required to authorize All-Star's conversion from a closed-end to an open-end investment company, unless such conversion is recommended by All-Star's Board of Trustees, in which event such conversion would only require the majority vote of All-Star's Shareholders (as defined under "Investment Objective, Policies and Risks" above).

     In addition, the affirmative vote of the holders of 75% of the Shares of the Fund will be required generally to authorize any of the following transactions:

     (i) All-Star's merger or consolidation with or into any other corporation;

     (ii) the issuance of any securities of All-Star to any person or entity for cash;

     (iii) the sale, lease or exchange of all or any substantial part of All-Star's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

     (iv) the sale, lease or exchange to All-Star, in exchange for securities of All-Star, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of five percent or more of the outstanding Shares of All-Star. (A 66 2/3% vote would otherwise be required for a merger or consolidation or a sale, lease or exchange of all or substantially all of All-Star's assets unless recommended by the Trustees, in which case only a majority vote would be required). However, such 75% vote will not be required with respect to the transactions listed in (i) through (iv) above where the Board of Trustees under certain conditions approves the transaction. However, depending upon the transaction, a different Shareholder vote may nevertheless be required under Massachusetts law.

     The foregoing super-majority vote requirements may not be amended except with a similar supermajority vote of the Shareholders.

     These provisions will make more difficult a change in All-Star's structure or management or consummation of the foregoing transactions without the Trustees' approval. The anti-takeover provisions could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of All-Star in a tender offer or similar transaction. However, the Board of Trustees continues to believe that the anti-takeover provisions are in the best interests of All-Star and its Shareholders because they provide the advantage of potentially requiring persons seeking control of All-Star to negotiate with its management regarding the price to be paid and facilitating the continuity of All-Star's management and its continuing application of the multi-manager concept.

     The Board also believes that the super-majority vote requirement for conversion to an open-end investment company is in the best interest of All-Star and its shareholders because it will allow All-Star to continue to benefit from the advantages of its closed-end structure until such time that, based on relevant factors including the then current relationship of the market price of All-Star's Shares to their net asset value, the Board determines to recommend to Shareholders All-Star's conversion to an open-end investment company.

     In accordance with the Declaration of Trust, the question of conversion to an open-end investment company was submitted to the vote of Shareholders at All-Star's 1993 annual meeting held on April 6, 1993, such conversion then requiring only the affirmative vote of a majority of All-Star's Shares (as defined in the 1940 Act). In accordance with the Trustees' recommendation, Shareholders, by substantial majorities, rejected the conversion proposal and approved an amendment to All-Star's Declaration of Trust instituting the 75% super-majority vote referred to above for any future conversion to open-end status.

                        DISTRIBUTIONS; AUTOMATIC DIVIDEND
                       REINVESTMENT AND CASH PURCHASE PLAN

10% DISTRIBUTION POLICY

     All-Star's current distribution policy is to pay distributions on its Shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of its net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not related to All-Star's net investment income or net realized capital gains or losses, may be treated as ordinary dividend income up to the amount of All-Star's current and accumulated earnings and profits. Although distributions of net long-term capital gains are generally taxable to shareholders at reduced capital gains rate (as described in more detail below), the application of capital loss carryovers against current year capital gains can result in an increase in the portion of current year distributions being treated as ordinary income. If, for any calendar year, the total distributions made under the 10% distribution policy exceed All-Star's current and accumulated earnings and profits, the excess will be treated as a non-taxable return of capital to each shareholder (up to the amount of the shareholder's basis in his or her shares) and thereafter as gain from the sale of shares. The amount treated as a non-taxable return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

     To the extent All-Star's 10% distribution policy results in distributions in excess of its net investment income and net realized capital gains, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case without the 10% distribution policy. In addition, in order to make distributions under the 10% distribution policy, All-Star may have to sell portfolio securities at times when the particular investment styles of its Portfolio Managers would dictate not doing so.

     All-Star may, in the discretion of the Board of Trustees, retain for reinvestment, and not distribute, net capital gain for any year to the extent that its net investment income and net realized gains exceed the amount required to be distributed for such year under the 10% distribution policy. Retained net capital gain will be taxed to both All-Star and the shareholders as long-term capital gains; however, each shareholder will be able to claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her shares by the difference between the amount taxed and the credit.

     All-Star intends to pay all or a substantial portion of its distributions in each year in the form of newly issued Shares (plus cash in lieu of any fractional Shares that would otherwise be issuable) to all shareholders, except as otherwise noted below.

     The number of shares to be issued to a shareholder in payment of a distribution declared payable in shares will be determined by dividing the total dollar amount of the distribution by the lower of the market value or the net asset value per share on the valuation date for the distribution (but not at a discount of more than 5% from the market value). Market value per share for this purpose will be the last sales price on the NYSE on the valuation date or, if there are no sales on that day, the mean between the closing bid and closing asked quotations for that date.

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Plan, shareholders whose shares are registered in their own name may elect to participate in the Plan and have all distributions automatically reinvested by EquiServe Trust Company, N.A. as agent for participants in the Plan (the "Plan Agent"), in additional shares of All-Star. Shareholders who do not elect to participate in the Plan will receive all distributions (other than those declared payable in Shares as described above) in cash.

     Under the Plan, distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of the market value or the net asset value per share on the valuation date for the distribution (but not a discount of more than 5% from the market value). Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional Shares purchased by the Plan Agent on the open market, on the NYSE or elsewhere at prevailing market prices (if the Fund's shares are trading at a discount to their net asset value) or in newly issued shares (if the Fund's shares are trading at or above their net asset value). Dividends and distributions are subject to taxation, whether received in cash or in shares (see "Tax Status").

     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in All-Star Shares purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than ten business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     In the case of banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who participant in the Plan.

     There is no charge to participants for reinvesting distributions payable in either Shares or cash. The Plan Agent's fees for handling the reinvestment of such distributions are paid by All-Star. There are no brokerage charges with respect to shares issued directly by All-Star as a result of distributions payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and other distributions will not relieve plan participants of any income tax that may be payable thereon. See "Tax Status".

     A participant may elect to withdraw from the Plan at any time by notifying the Plan Agent in writing. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. A withdrawal will be effective only for subsequent distributions with a record date at least ten days after the notice of withdrawal is received by the Plan Agent.

     Experience under the Plan may indicate that changes are desirable. Accordingly, All-Star reserves the right to amend or terminate the Plan.

                                   TAX STATUS

     The following discussion briefly summarizes the general rules applicable to taxation of All-Star and its shareholders. Shareholders are urged to consult with their own tax advisers concerning the tax consequences of their continued investment in All-Star and of their receipt and exercise of the Rights.

     All-Star has elected to be, and intends to continue to qualify each year for federal income tax treatment as a regulated investment company ("RIC") under the Code. As a result, it is expected that All-Star will be relieved of federal income tax on its net investment income and net realized capital gains to the extent it distributes them to its shareholders. (See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan--10% Distribution Policy" regarding All-Star's authority to retain and pay taxes on, and not distribute, net capital gain). All-Star also expects to make sufficient annual distributions to avoid being subject to a nondeductible 4% federal excise tax imposed on regulated investment companies.

     In order to avoid incurring a federal excise tax obligation, the Code requires that All-Star distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which All-Star paid no federal income tax. Under current law, provided that All-Star qualifies as a RIC for federal income tax purposes, All-Star should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

     If All-Star fails to qualify as a regulated investment company in any year, it would incur federal corporate income tax on its taxable income and its distributions would be taxable as ordinary dividend income to the shareholders to the extent of its net investment income and net capital gain. In addition, All-Star could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

     Distributions by All-Star from net investment income and net realized capital gains are subject to taxation whether received by shareholders in cash or in shares of All-Star. Shareholders receiving a dividend or other distribution in the form of newly issued shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received. Such shareholders will have a cost basis in each newly issued share equal to the fair market value of a share of All-Star on the distribution date. Distributions are generally taken into account for tax purposes when paid, except that distributions paid in January but declared in the last quarter of the preceding calendar year may be taken into account as if paid on December 31 of such preceding calendar year. A portion of All-Star's net investment income paid to corporate shareholders that is attributable to dividends from domestic corporations may be eligible for the 70% dividends-received deduction available to corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions from net capital gain are taxable as long-term capital gains, regardless of how long the shareholder has held the Shares, and are not eligible for the dividends-received deduction.

     Under the "JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003" (the "Tax Act"), the U.S. federal income tas rate on long-term capital gains recognized by individuals was reduced to 15% (or 5% for individuals in the 10% or 15% tax brackets). Certain income distributions paid by All Star to individual taxpayers will also be taxed at these reduced long-term capital gains rates if certain holding period requirements and other requirements are satisfied by the shareholder and All Star's dividends are attributable to QUALIFIED DIVIDEND INCOME received by All Star itself. For this purpose, "QUALIFIED DIVIDEND INCOME" means dividends received by All Star from United States corporations and "qualified foreign corporations," provided that All Star satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by All Star from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, All Star's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

     The TAX ACT, in amending certain Code provisions to provide that dividends paid by a RIC would be treated as "QUALIFIED DIVIDEND INCOME" to the extent that such dividends were derived from qualified dividends received by a RIC, failed to make certain conforming amendments to other provisions of the Code. As a result, the Code contains certain contradictory provisions creating some ambiguity as to whether the Code authorizes All Star to designate in certain circumstances as qualified dividend income that portion of its dividends that is derived from dividends it has received from qualified foreign corporations. All Star believes, however, that the intention of the Tax Act was to authorize All Star's designation of such dividends as qualified dividend income. Further, bills proposing to make technical corrections to the Tax Act (the "Technical Corrections Bills") have been filed in both the Senate and the House of Representatives, and these Technical Corrections Bills would amend the Code to make it clear that a RIC's dividends can be designated qualified dividends to the extent that they are derived from dividends received from qualified foreign corporations. All Star cannot predict whether the Technical Corrections Bills will be enacted or, if so, when that will occur. Nevertheless, the Treasury Department and the Internal Revenue Service have announced that they will apply the provisions of the Technical Corrections Bills relating to qualified dividend income in advance of the enactment of such legislation.

     A dividend will not be treated as qualified dividend income (whether received by All Star or paid by All Star to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred shares, 91 days during the 180-day period beginning 90 days before such ex-dividend date (the 120-day period would be expanded to a 121-day period, and the 180-day period would be expanded to a 181-day period, under the Technical Corrections Bills), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

     Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable on an established securities market in the United States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the Nasdaq Stock Market.

     A qualified foreign corporation does not include any foreign corporation that, for the taxable year of the corporation in which the dividend is paid or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

     The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     If a shareholder holds Shares of All-Star for six months or less, any loss on the sale of the Shares will be treated as a long-term capital loss to the extent of any amount reportable by the shareholder as long-term capital gain with respect to such Shares. Any loss realized on a disposition of Shares may also be disallowed under rules relating to wash sales.

     At the time of an investor's purchase of All-Star Shares, All-Star's net asset value may reflect undistributed net investment income or capital gains or net unrealized appreciation of securities it holds. As of March 31, 2004, All-Star's investments had net unrealized gains of $92,714,015. Dividends and distributions on All-Star's shares are generally subject to federal income tax as described herein to the extent they do not exceed All-Star's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when All-Star's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when All-Star's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of All-Star may be "spilled back" and treated as paid by All-Star (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     Individuals and certain other non-corporate All-Star shareholders may be subject to 28% withholding on reportable dividends and capital gain distributions ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certificates are not on file with All-Star or who, to All-Star's knowledge, have furnished an incorrect number. In addition, All-Star is required to withhold distributions to any shareholder who does not certify to All-Star that the shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that the shareholder has under-reported interest or dividend income.

     Distributions from net investment income paid to shareholders who are non-resident aliens or foreign entities may be subject to 30% federal withholding tax (but not, in such event, subject to back-up withholding) unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of the withholding tax.

     Information concerning the federal income tax status of All-Star dividends and other distributions is mailed to shareholders annually.

     Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes.

     See "The Offer--Federal Income Tax Consequences" for a discussion of the federal income tax consequences regarding the Rights.

                       STATEMENT OF ADDITIONAL INFORMATION

     Additional information about the Fund is contained in the Statement of Additional Information, a copy of which is available at no charge by calling the Information Agent at the telephone number indicated on the cover of the Prospectus. Set forth below is the Table of Contents of the Statement of Additional Information.

                                TABLE OF CONTENTS

Investment Objective and Policies                                              2
Investment Restrictions                                                        5
Investment Advisory and Other Services                                         6
Proxy Voting                                                                   8
Trustees and Officers of All-Star                                             11
Portfolio Security Transactions                                               20
Taxes                                                                         22
State and Local Taxes                                                         23
Principal Shareholders                                                        24
Financial Statements                                                          24

                                   APPENDIX A

                    INFORMATION ABOUT THE PORTFOLIO MANAGERS

MASTRAPASQUA ASSET MANAGEMENT, INC.
814 Church Street, Suite 600
Nashville, Tennessee 37203

     Mastrapasqua Asset Management, Inc. ("Mastrapasqua") was appointed as an All-Star Portfolio Manager effective November 1, 2000. Mastrapasqua, an investment advisor since 1993, is an independently owned firm. Ownership of Mastrapasqua lies 100% with its officers and trustees. Mastrapasqua's principal executive officer is Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer. Mr. Mastrapasqua, Thomas A. Trantum, CFA President, and Mauro Mastrapasqua, First Vice President, may be deemed to be control persons of Mastrapasqua by virtue of their aggregate ownership of more than 25% of the outstanding voting stock of Mastrapasqua. As of March 31, 2004, Mastrapasqua managed approximately $1.1 billion in assets. Frank Mastrapasqua, Ph.D. and Mr. Trantum have managed the portion of All-Star's portfolio allocated to Mastrapasqua since its appointment as an All-Star manager. Messrs. Mastrapasqua and Trantum have over 64 years of investment experience and have managed portfolios together for the last 16 years.

MATRIX ASSET ADVISORS, INC.
747 Third Avenue
New York, NY 10017

     Matrix Asset Advisors, Inc. ("Matrix") was appointed as an All-Star Portfolio Manager effective February 17, 2004, replacing Boston Partners Asset Management, L.P ("Boston Partners"). Matrix is an independently owned firm founded in 1986 by David A. Katz, CFA and John M. Gates. Mr. Katz serves as President and Chief Investment Officer of Matrix and manages that portion of the Equity Fund's portfolio previously assigned to Boston Partners. Prior to co-founding Matrix in 1986, Mr. Katz was with Management Asset Corporation. Matrix is 100% employee-owned. As of March 31, 2004, Matrix managed approximately $1.4 billion in assets.

PZENA INVESTMENT MANAGEMENT, LLC
120 West 45th Street, 34th Floor
New York, NY 10036

     Pzena Investment Management, LLC ("Pzena") was appointed as an All-Star Portfolio Manager effective October 15, 2003, replacing Oppenheimer Capital LLC ("Oppenheimer"). Pzena is an independently owned firm founded in 1995 by Richard
S. Pzena. Mr. Pzena serves as President and Chief Investment Officer of Pzena and manages that portion of the Equity Fund's portfolio previously assigned to Oppenheimer. Prior to founding Pzena in 1995, Mr. Pzena was Director of U.S. Equity Investment and Chief Research Officer for Sanford C. Bernstein & Company. Pzena is 75% owned by Pzena employees and 25% owned by a private investor. As of March 31, 2004, Pzena managed approximately $6.3 billion in assets.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION
450 East Swedesford Road
Wayne, PA 19087

     Schneider Capital Management Corporation ("Schneider") was appointed as an All-Star Portfolio Manager effective March 1, 2002. Schneider, a registered investment advisor, was founded in 1996 by Arnold C. Schneider III, CFA. Schneider is 100% employee-owned. Mr. Schneider may be deemed to be a control person of Schneider by virtue of his aggregate ownership of more than 25% of the outstanding voting stock of Schneider. As of March 31, 2004, Schneider managed approximately $2.3 billion in assets. Mr. Schneider serves as President and Chief Investment Officer of Schneider and manages the portion of the Fund's portfolio allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company.

TCW INVESTMENT MANAGEMENT COMPANY
865 South Figueroa Street
Los Angeles, CA 90017

     TCW Investment Management Company ("TCW") was appointed as an All-Star Portfolio Manager effective April 1, 1999. TCW is a wholly owned subsidiary of The TCW Group, Inc. ("TCW Group"). Established in 1971, TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management, S.A. ("SGAM") owns 61% of the TCW

Group. SGAM is a wholly owned subsidiary of Societe Generale, S.A. ("Societe Generale"). SGAM is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 boulevard Haussman, 75009, Paris, France. The employees, management, and other shareholders of the TCW Group own the remaining 39% of the company. Under the terms of an agreement between the TCW Group and SGAM, SGAM will acquire an additional 9.5% interest in the TCW Group between 2005 and 2006. SGAM and TCW have stated their intention to maintain the personnel, processes, investment strategy and operations of TCW, which will continue to operate under the TCW brand name. As of March 31, 2004, TCW and its affiliates managed approximately $94.3 billion in assets.

     Glen E. Bickerstaff, Vice Chairman, Group Managing Director, U.S. Equities, has managed the portion of All-Star's portfolio allocated to TCW since its appointment as an All-Star Portfolio Manager. Mr. Bickerstaff has been with TCW since 1994.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.


                                TABLE OF CONTENTS

Prospectus Summary                                                             3
Expenses                                                                       9
Financial Highlights                                                          10
Share Price Data                                                              12
Investment Performance                                                        13
The Offer                                                                     14
Special Considerations and Risk Factors                                       20
Use of Proceeds                                                               21
The Multi-Manager Concept                                                     21
Investment Objective, Policies and Risks                                      22
Management of All-Star                                                        24
Description of Shares                                                         26
Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan         27
Tax Status                                                                    29
Statement of Additional Information                                           32
Appendix A--
  Information about the Portfolio Managers                                   A-1

[ALL-STAR(R) EQUITY FUND LOGO]


                          LIBERTY ALL-STAR EQUITY FUND
                       A MULTI-MANAGED INVESTMENT COMPANY


       12,673,542 SHARES OF BENEFICIAL INTEREST ISSUABLE UPON EXERCISE OF
                       RIGHTS TO SUBSCRIBE FOR SUCH SHARES


                                   PROSPECTUS
                                  JUNE 3, 2004

                          LIBERTY ALL-STAR EQUITY FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 3, 2004


This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Prospectus of Liberty All-Star Equity Fund ("All-Star" or the "Fund") dated June 3,2004. A copy of the Prospectus may be obtained, without charge, by calling or writing Liberty Asset Management Company at One Financial Center, Boston, Massachusetts 02111 (800-542-3863).


 TABLE OF CONTENTS                                                   PAGE

 Investment Objective and Policies                                      2
 Investment Restrictions                                                5
 Investment Advisory and Other Services                                 6
 Proxy Voting                                                           8
 Trustees and Officers                                                 11
 Portfolio Security Transactions                                       20
 Taxes                                                                 22
 State and Local Taxes                                                 23
 Principal Shareholders                                                24
 Financial Statements                                                  24

                        INVESTMENT OBJECTIVE AND POLICIES

         A description of the investment objective of All-Star and the types of securities in which it may invest is contained in the Prospectus under "Investment Objective, Policies and Risks."

Options and Futures Strategies

The effective use of options and future strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when it or its Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless it believes that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its options and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star. All-Star may not purchase or sell future contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on All-Star's existing futures and premiums paid for such related options would exceed 5% of the market value of All-Star's net assets. Such limitation, however, will not limit All-Star's loss on such contracts and options, which is potentially unlimited.

Writing Covered Put and Call Options on Securities

All-Star may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time-to-time as its respective Portfolio Managers determine is appropriate in seeking to attain its objectives. Call options written by All-Star give the holder the right to buy the underlying securities from All-Star at a stated exercise price; put options give the holder the right to sell the underlying security to All-Star at a stated price.

All-Star may write only covered options, which means that, so long as All-Star is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, All-Star will maintain in a separate account cash or short-term U.S. Government Securities with a value equal to or greater than the exercise price of the underlying securities. All-Star may also write combinations or covered puts and calls on the same underlying security.

All-Star will receive a premium from writing a put or call option, which increases All-Star's return in the event the option expires unexcercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

All-Star may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. All-Star will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by All-Star.

Purchasing Put and Call Options on Securities

All-Star may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the use of the put options since All-Star, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, All-Star will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

All-Star may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since All-Star, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, All-Star will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

All-Star may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

If a Portfolio Manager of All-Star expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of All-Star's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in All-Star's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of All-Star's position in such put option or future. All-Star may purchase call options on a stock index or a futures contracts on that index to enable a newly appointed Portfolio Manager to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of All-Star's portfolio assigned to it.

In connection with transactions in stock index options, futures and related options, All-Star will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government Securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

Options on Stock Index Futures Contracts

All-Star may purchase and write call and put options on stock index futures contracts. All-Star may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, All-Star may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices, or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities which All-Star intends to purchase.

Risk Factors in Options and Futures Transactions

The effective use of options and futures strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when its respective Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless its Portfolio Managers believe that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its option and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star.

The use of options and futures involves the risk of imperfect correlation between movements in options and future prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of All-Star's portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Portfolio Manager to correctly forecast interest rate or general stock market price movements.

Regulatory Matters

All-Star will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the rules, regulations and any exemptions promulgated by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC") with respect to such transactions.

                             INVESTMENT RESTRICTIONS

         Except as indicated otherwise, the following investment restrictions have been adopted for All-Star as fundamental policies and may be changed only by a majority vote (as defined under "Investment Objective, Policies and Risks" in the Prospectus) of All-Star's outstanding shares. Non-fundamental policies may be changed by the Board of Trustees without shareholder approval.

All-Star may not:

(1) Issue senior securities, except as permitted by (2) below.

(2) Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing to finance the repurchase of its shares, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that All-Star maintains asset coverage of 300% with respect to all such borrowings. As a non-fundamental policy, All-Star will not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of All-Star's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecation for this purpose.

(4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, All-Star may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate or any interest therein, except that All-Star may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

(6) Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

(7) Invest in commodities or in commodity contracts (except stock index futures and options).

(8) Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities.

(9) Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment.

(10) Purchase securities of any one issuer, if (a) more than 5% of All-Star's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% or All-Star's total assets may be invested without regard to this limitation; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by All-Star, except that up to 25% of All-Star's total assets may be invested without regard to this limitation.

(11) Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization.

(12) Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale (including unregistered securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933), or which is not readily marketable, if more than 10% of the net assets of All-Star, taken at market value, would be invested in such securities.

(13) Invest for the purpose of exercising control over or management of any company.

(14) Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of All-Star's total assets.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of All-Star's assets will not be considered a violation of the restriction.

                     INVESTMENT ADVISORY AND OTHER SERVICES

As stated under "Management of All-Star" in the Prospectus, Liberty Asset Management Company ("LAMCO") performs the investment management services and is responsible for the administrative services described therein. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America Corporation.

As a result of this acquisition, LAMCO is now an indirect, wholly owned subsidiary of Bank of America Corporation. The principal executive offices of LAMCO are located at One Financial Center, Boston, Massachusetts 02111. As indicated under "Trustees and Officers" below, all of All-Star's officers are officers of LAMCO, Columbia or other affiliates of Columbia.

         Reference is made to Appendix A of the Prospectus for the names of the controlling persons of All-Star's current and new Portfolio Managers and the names of the individual(s) at each Portfolio Manager primarily responsible for the management of the portion of All-Star's portfolio assigned to it. None of such Portfolio Managers has any affiliation with LAMCO or (except as Portfolio Manager) with All-Star.

         As described under "Management of All-Star" in the Prospectus, All-Star pays LAMCO a fund management fee for its investment management services (from which LAMCO pays the Portfolio Managers' fee), and an administrative fee for its administrative services.

         For the years ended December 31, 2003, 2002 and 2001 the total fund management and administrative fees paid to LAMCO were $8,931,510, $9,103,079 and $10,701,655, respectively, of which an aggregate of $3,570,621, $3,640,965 and $4,279,735, respectively, was paid to the Portfolio Managers.


         All-Star's current Fund Management Agreement and Portfolio Management Agreements will continue in effect until December 31, 2004 and will continue in effect thereafter so long as such continuance is specifically approved annually by (a) the Board of Trustees or (b) the majority vote of All-Star's outstanding shares (as defined under "Investment Objective, Policies and Risks" in the Prospectus), provided that, in either event, the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of All-Star (the "Disinterested Trustees"), LAMCO or the Portfolio Managers by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund Management Agreement may be terminated on 60 days written notice by either party, and the Portfolio Management Agreements may be terminated on 30 days' notice by any party, and any such agreements will terminate automatically if assigned.

         On October 15, 2003, Pzena Investment Management, LLC ("Pzena") replaced Oppenheimer Capital LLC as a Portfolio Manager of All-Star. On October 7, 2003, the Board of Trustees approved this change as well as the proposed Portfolio Management Agreement between All-Star, LAMCO and Pzena.


The new Portfolio Management Agreement with Pzena is substantially identical to the one formerly in place with Oppenheimer Capital LLC. Under the new Portfolio Management Agreement, Pzena is paid the same portfolio management fee that was paid to Oppenheimer Capital LLC prior to the effective date of the change.

         On February 17, 2004, Matrix Asset Advisors, Inc. ("Matrix") replaced Boston Partners Asset Management, L.P. ("Boston Partners") as a Portfolio Manager of All-Star. On February 10, 2004, the Board of Trustees approved this change as well as the proposed Portfolio Management Agreement between All-Star, LAMCO and Matrix. The new Portfolio Management Agreement with Matrix is substantially identical to the one formerly in place with Boston Partners. Under the new Portfolio Management Agreement, Matrix is paid the same portfolio management fee that was paid to Boston Partners prior to the effective date of the change.

         The Fund and LAMCO have adopted Codes of Ethics pursuant to the requirements of the Investment Company Act of 1940, as amended. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. Copies of the Codes of Ethics of the Fund and LAMCO can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR database on the Commission's Internet site at www.sec.gov, or may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Custodian; Pricing and Bookkeeping Agent

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the portfolio securities and cash of All-Star. As such, the Custodian holds All-Star's portfolio securities and cash in separate accounts on All-Star's behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by All-Star's Portfolio Managers, collects income due on the portfolio securities and disburses funds in connection with the payment of distributions and expenses.

         Columbia, an affiliate of LAMCO, performs pricing and bookkeeping services for All-Star. For the years ended December 31, 2003, 2002 and 2001, All-Star paid pricing and bookkeeping fees to Columbia of $220,437, $173,764 and $233,932 respectively.


Independent Registered Public Accounting Firm

         PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, are the independent registered public accounting firm of All-Star. The independent registered public accounting firm audits and reports on the annual financial statements and provides tax return preparation services and assistance and consultation in connection with the review of various SEC filings.

                                    PROXY VOTING

         All-Star has delegated to LAMCO the responsibility to vote proxies relating to portfolio securities held by All-Star. In deciding to delegate this responsibility to LAMCO, the Board of Directors of All-Star reviewed and approved the policies and procedures adopted by LAMCO. These include the procedures that LAMCO follows when a vote presents a conflict between the interests of LAMCO or its affiliates and the interests of LAMCO's clients, including All-Star.

         LAMCO's policy is to vote all proxies for securities owned by All-Star in a manner considered by LAMCO to be in the best interest of All-Star and its shareholders without regard to any benefit to LAMCO or its affiliates. LAMCO examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities.

         LAMCO addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration, or in instances where special circumstances may require varying from the predetermined guidelines, LAMCO's proxy committee ("Proxy Committee") determines the vote in the best interest of All-Star, without consideration of any benefit to LAMCO, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Proxy Committee any relationship with a party making a proposal or any other matter known to that person which would create a potential conflict of interest.

         LAMCO divides proxy proposals into three classes. The first two classes are proposals that LAMCO votes according to predetermined guidelines, unless otherwise directed by the Proxy Committee. The third class is proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in either of the first two classes other than according to the predetermined guidelines.

         LAMCO generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless it is proposed to eliminate Director responsibility for negligence and/or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes/Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

         LAMCO generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock, and the elimination of the right of shareholders to act by written consent without a meeting.

         LAMCO gives the following matters special consideration: new types of proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where LAMCO represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

         In addition, if a Portfolio Manager or other party involved with a LAMCO client or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

         The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

         LAMCO's Proxy Committee is composed of operational and investment representatives as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

                  LAMCO uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services. Information regarding how All-Star voted proxies relating to the portfolio securities after June 30, 2003 is available without charge, upon request, by calling 1-800-241-1850 and on the SEC website at http://www.sec.gov.

                              TRUSTEES AND OFFICERS

The names, addresses and ages of the Trustees and officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the numbe*r of portfolios overseen by each Trustee and other directorships they hold, are shown below.



                                                                                                Number of
                                                                                                Portfolios
                                  Position with                                                 in Fund
                                  Liberty All-     Term of Office                               Complex
                                  Star Equity      and Length of    Principal Occupation(s)     Overseen By    Other Directorships
 Name, Address and Age            Fund             Service          During Past Five Years      Trustee               Held
----------------------            -------------    -------------    -----------------------     -------------  --------------------

Disinterested Trustees
John A. Benning                    Trustee        Trustee since    Retired since December,            2     TT Active International
(Age 69)                                            2002; Term     1999; Senior Vice                       (investment company); TT
c/o Liberty Asset Management                       Expires 2006    President, General Counsel               Europe Fund (investment
Company                                                            and Secretary, Liberty                   company)
One Financial Center                                               Financial Companies, Inc.
Boston, MA 02111                                                   (July, 1985 to December,
                                                                   1999); Vice President,
                                                                   Secretary and Director,
                                                                   Liberty Asset Management
                                                                   Company (August, 1985 to
                                                                   December, 1999)

                                                           11


                                                                                                Number of
                                                                                                Portfolios
                                  Position with                                                 in Fund
                                  Liberty All-     Term of Office                               Complex
                                  Star Equity      and Length of    Principal Occupation(s)     Overseen By    Other Directorships
 Name, Address and Age            Fund             Service          During Past Five Years      Trustee               Held
----------------------            -------------    -------------    -----------------------     -------------  --------------------
Disinterested Trustees
James E. Grinnell (Age 74)           Trustee      Trustee Since    Private investor since              2            None
c/o Liberty Asset Management                        1986; Term     November 1988; President and
Company                                            Expires 2005    Chief Executive Officer,
One Financial Center                                               Distribution Management
Boston, MA 02111                                                   Systems, Inc. (1983 to May 1986);
                                                                   Senior Vice President,
                                                                   Operations, The Rockport
                                                                   Company (importer and distributor
                                                                   of shoes) (May 1986 to
                                                                   November 1988).

Richard W. Lowry (Age 68)            Trustee      Trustee Since    Private Investor since               121          None
c/o Liberty Asset Management                        1986; Term     August, 1987 (formerly
Company                                            Expires 2004    Chairman and Chief Executive Officer,
One Financial Center                                               U.S.Plywood Corporation
Boston, MA 02111                                                   (building products manufacturer)).

John J. Neuhauser (Age 61)           Trustee      Trustee Since    Academic Vice President and          122          Saucony, Inc.
c/o Liberty Asset Management                       1998; Term      Dean of Faculties since August 1999,              (athletic
Company                                           Expires 2004     Boston College (formerly Dean,                    footwear);
One Financial Center                                               Boston College School of Management               SkillSoft
Boston, MA 02111                                                   from September 1977 to September 1999).            Corp.
                                                                                                                     (e-Learning).

                                                               12


                                                                                                Number of
                                                                                                Portfolios
                                  Position with                                                 in Fund
                                  Liberty All-     Term of Office                               Complex
                                  Star Equity      and Length of    Principal Occupation(s)     Overseen By    Other Directorships
 Name, Address and Age            Fund             Service          During Past Five Years      Trustee               Held
----------------------            -------------    -------------    -----------------------     -------------  --------------------
Interested Trustee
William E. Mayer* (Age 64)        Trustee          Trustee Since    Managing Partner, Park Avenue    121        Lee Enterprises
c/o Liberty Asset Management                        1998; Term      Equity Partners (private equity)            (print media); WR
Company                                            Expires 2006     since February, 1999 (formerly              Hambrecht + Co.
One Financial Center                                                Founding Partner, Development               (financial service
Boston, MA 02111                                                    Capital, LLC from November, 1996             provider); First
                                                                    to February, 1999).                         Health (healthcare);
                                                                                                                Systech Retail
                                                                                                                Systems (retail
                                                                                                                industry technology
                                                                                                                provider); Readers
                                                                                                                Digest (publishing).



     * A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) of Liberty All-Star Equity Fund or LAMCO. Mr. Mayer is an interested person by reason of his affiliation with WR Hambrecht + Co.

     (1) At December 31, 2003, Messrs. Lowry, Mayer and Neuhauser also served as trustees of the Columbia Management Group, Inc. family of funds (Columbia Funds), which consisted of 107 open-end and 15 closed-end management investment company portfolios (the Columbia Fund Complex) managed by Columbia Management Advisors, Inc. "Fund Complex" includes the Columbia Fund Complex.



Officers
                                      Position with Liberty    Year First Elected or      Principal Occupation(s)
Name, Address and Age                 All-Star Equity Fund      Appointed to Office        During Past Five Years
----------------------                ----------------------    ----------------------   ---------------------------------
William R. Parmentier, Jr. (Age 51)    President and Chief            1999               Chief Investment Officer since April, 1995
Liberty Asset Management Company       Executive Officer                                 and Director since May, 1999,
One Financial Center                                                                     President from June, 1998 to April, 2002;
Boston, MA  02111                                                                        Senior Vice President from May, 1995
                                                                                         to June, 1998, Liberty  Asset
                                                                                         Management Company.

Mark T. Haley, CFA                     Vice President                 1999               Vice President - Investments since
(Age 39)                                                                                 January, 1999, Director of Investment
Liberty Asset Management Company                                                         Analyst from December, 1996 to December,
One Financial Center                                                                     1998, Investment Analyst from January, 1994
Boston, MA  02111                                                                        to November, 1996), Liberty Asset
                                                                                         Management Company.

Fred H. Wofford                        Vice President                 2003               Director of Funds Operations since March,
(Age 48)                                                                                 2003), Liberty Asset Management Company
Liberty Asset Management Company                                                         (formerly Director of Investment
One Financial Center                                                                     Compliance, Deutche Asset Management from
Boston, MA  02111                                                                        February, 1999 to March, 2003; Manager of
                                                                                         Fund Administration, BankBoston 1784 Funds
                                                                                         from November, 1995 to February, 1999).

J. Kevin Connaughton                   Treasurer                      2000               President of the Columbia Funds since
(Age 30)                                                                                 March, 2004; Treasurer of the Columbia
One Financial Center                                                                     Funds since October, 2003 and of the
Boston, MA 02111                                                                         Liberty All-Star Funds since December,
                                                                                         2003; Chief Financial Officer of the
                                                                                         Columbia Funds since January, 2003
                                                                                         (formerly Controller of Columbia Funds
                                                                                         and of the Liberty All-Star Funds from
                                                                                         February, 1998 to October, 2000); Vice
                                                                                         President of Columbia Management Advisors,
                                                                                         Inc. since April, 2003; Treasurer of the
                                                                                         Galaxy Funds since September, 2002,
                                                                                         Treasurer of the Columbia Management
                                                                                         Multi-Strategy Hedge Fund LLC since
                                                                                         December, 2002 (formerly Vice President
                                                                                         of Colonial Management Associates, Inc.
                                                                                         from February, 1998 to October, 2000).




Officers
                                      Position with Liberty    Year First Elected or      Principal Occupation(s)
Name, Address and Age                 All-Star Equity Fund      Appointed to Office        During Past Five Years
----------------------                ----------------------    ----------------------   ---------------------------------
Vicki L. Benjamin                     Chief Accounting Officer       2001                Chief Accounting Officer of the Columbia
(Age 42)                                                                                 Funds and of the Liberty All-Star Funds
One Financial Center                                                                     since June, 2001 (formerly Controller
Boston, MA 021111                                                                        of the Columbia Funds and of the Liberty
                                                                                         All-Star Funds from June, 2002 to May,
                                                                                         2004); Controller and Chief Accounting
                                                                                         Officer of the Galaxy Funds since
                                                                                         September, 2002 (formerly Vice President,
                                                                                         Corporate Audit, State Street Bank and
                                                                                         Trust Company from May, 1998 to April,
                                                                                         2001).

Michael G. Clarke                     Controller                     2004                Controller of the Columbia Funds and of the
(Age 34)                                                                                 Liberty All-Star Funds since May, 2004
One Financial Center                                                                     (formerly Assistant Treasurer from June,
Boston, MA 02111                                                                         2002 to May, 2004; Vice President,
                                                                                         Product Strategy & Development of the
                                                                                         Columbia Funds from February, 2001 to
                                                                                         June, 2002; Assistant Treasurer of the
                                                                                         Columbia Funds and of the Liberty All-
                                                                                         Star Funds from August, 1999 to February,
                                                                                         2001; Audit Manager, Deloitte & Toche LLP
                                                                                         from May, 1997 to August, 1999).

David A. Rozenson                     Secretary                      2003                Secretary of the Columbia Funds and of the
(Age 49)                                                                                 Liberty All-Star Funds since December,
One Financial Center                                                                     2003; Senior Counsel, Bank of America
Boston, MA 02111                                                                         Corporation (formerly FleetBoston
                                                                                         Financial Corporation) since January, 1996;
                                                                                         Associate General Counsel, Columbia
                                                                                         Management Group since November, 2002.

                                                                     15


Role of the Board of Trustees

         The Trustees of All-Star are responsible for the overall management and supervision of All-Star's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee All-Star's activities, review contractual arrangements with service providers for All-Star and review All-Star's performance.

Audit Committee

         Messrs. Benning, Grinnell, Lowry and Neuhauser are the current members of the Audit Committee of the Board of Trustees of All-Star. The Fund's Audit Committee members for 2003 were Messrs. Benning, Grinnell, Lowry and Neuhauser. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent auditors, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of All-Star, and certain service providers. In the fiscal year ended December 31, 2003, the Audit Committee convened four times.

Share Ownership

         The following table shows the dollar range of equity securities beneficially owned by each Trustee in All-Star as of December 31, 2003 (i) in each of the Funds, and (ii) in all Columbia Funds overseen by the Trustee in the Columbia Fund Complex.



                                                                           Aggregate Dollar Range of Equity Securities
                                            Dollar Range of Equity          Owned in All Registered Funds Overseen by
                                         Securities Owned in All-Star                      Trustee in
           Name of Trustee                                                            Columbia Fund Complex

John A. Benning                                $50,001-$100,000                                $0

James E. Grinnell                               Over $100,000                                  $0
Richard W. Lowry(1)                             Over $100,000                             Over $100,000
John J. Neuhauser(1)                              $1-10,000                               Over $100,000
Interested Trustee
William E. Mayer(1)                               $1-10,000                              $50,001-100,000



 (1) Trustee also serves as a Trustee of Columbia Fund Complex.


         As of December 31, 2003, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager.

         During the calendar years ended December 31, 2003 and December 31, 2002, no disinterested Trustee (or their immediate family members) had any direct or indirect interest in LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager.

         During the calendar years ended December 31, 2001, December 31, 2002 and December 31, 2003, Mr. Lowry had a material interest in a trust

(approximately $3,634,931 million as of December 31, 2003) which owns units of a limited partnership whose investments are managed by M.A. Weatherbie & Co., Inc. a portfolio manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also had a material interest in this trust (approximately $610,866) as of December 31, 2003. During the calendar years ended December 31, 2001, 2002, and 2003, other than Messrs. Benning's and Lowry's interest in this trust, no Independent Trustee/Director (or their immediate family members) had any direct or indirect interest in LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager.


         During the calendar years ended December 31, 2003 and December 31, 2002, no disinterested Trustee (or their immediate family members) had any direct or indirect material interest in any transaction or series of similar transactions with (i) All-Star; (ii) another fund managed by LAMCO, a portfolio manager or a person controlling, controlled by or under common control with LAMCO or a portfolio manager; (iii) LAMCO or a portfolio manager; (iv) any person controlling, controlled by or under common control with LAMCO or a portfolio manager; or (v) an officer of any of the above.

         During the calendar years ended December 31, 2003 and December 31, 2002, no disinterested Trustee (or their immediate family members) had any direct or indirect relationship with (i) All-Star; (ii) another fund managed by LAMCO,a portfolio manager or a person controlling, controlled by or under common control with LAMCO or a portfolio manager; (iii) LAMCO or a portfolio manager;
(iv) a person controlling, controlled by or under common control with LAMCO or a portfolio manager; or (v) an officer of any of the above.

         During the calendar years ended December 31, 2003 and December 31, 2002, no officer of LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager served on the board of directors of a company where a disinterested Trustee of All-Star or any of their immediate family members served as an officer.

Approving the Investment Advisory Contracts

         In determining to approve All-Star's Fund Management Agreement and Portfolio Management Agreements , the Trustees met over the course of the year with the relevant investment advisory personnel from LAMCO and the Portfolio Managers and considered information provided by LAMCO and the Portfolio Managers relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of All-Star" in the Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management of LAMCO and the Portfolio Managers to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by LAMCO and the Portfolio Managers to the Fund were appropriate to fulfill effectively each of their duties under the agreements. The Trustees also considered the business reputation of LAMCO and the Portfolio Managers and each of their respective financial resources, and concluded that each of them would be able to meet any reasonably foreseeable obligations under the agreements.

         The Trustees received information concerning the investment philosophy and investment process applied by LAMCO and the Portfolio Managers in managing the Fund. See "Investment Objective, Policies and Risks" in the Fund's Prospectus. The Trustees also considered the in-house research capabilities of LAMCO and the Portfolio Managers as well as other resources available to their personnel, including research services available to LAMCO and the Portfolio Managers as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that investment process, research capabilities and philosophy of each Portfolio Manager and LAMCO were well suited to the Fund, given the Fund's investment objective and policies.

         The Trustees considered the scope of the services provided by LAMCO and each Portfolio Manager to the Fund under the agreements relative to services provided by third parties to other mutual funds. See "Investment Advisory and Other Services." The Trustees concluded that the scope of the services provided by LAMCO and each Portfolio Manager to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

         The Trustees considered the quality of the services provided by LAMCO and each Portfolio Manager to the Fund. The Trustees evaluated each of their records with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of LAMCO and each Portfolio Manager designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including each of their codes of ethics (regulating the personal trading of its officers and employees) (see "Investment Advisory and Other Services"), the procedures by which LAMCO and each Portfolio Manager allocates trades among its various investment advisory clients and the record of LAMCO and each Portfolio Manager in these matters. The Trustees also received information concerning standards of LAMCO and each Portfolio Manager with respect to the execution of portfolio transactions. See "Portfolio Security Transactions."

         The Trustees considered LAMCO's management of non-advisory services provided by persons other than LAMCO by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Expenses" in the Fund's Prospectus. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by LAMCO and each Portfolio Manager and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Investment Performance" in the Fund's Prospectus), as well as factors identified by LAMCO as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the services provided by LAMCO and each Portfolio Manager was sufficient to merit approval of each agreement for one year.

         In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees reviewed information concerning fees paid to investment advisors of similarly managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to LAMCO and each Portfolio Manager. The Trustees evaluated the profitability of LAMCO with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to LAMCO, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as fund manager to the Fund and the research services available to LAMCO and each Portfolio Manager by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. See "Investment Objective, Policies and Risks" in the Fund's Prospectus.

         Based on the foregoing, the Trustees concluded that the fees to be paid to LAMCO and each Portfolio Manager under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by LAMCO and each Portfolio Manager.

General

         All-Star's Board of Trustees is divided into three classes, each of which has a term of three years expiring with the annual meeting of shareholders in the third year of the term. All-Star holds annual meetings of shareholders to vote on, among other things, the election or re-election of the Trustees whose terms are expiring with that meeting. The term of office of Mssrs. Lowry and Neuhauser will expire upon the final adjournment of the 2004 annual meeting, unless each is re-elected at that meeting; The term of office of Mr. Grinnell will expire upon the final adjournment of the 2005 annual meeting; the term of office of Messrs. Benning and Mayer will expire upon final adjournment of the annual meeting for the year 2006. Messrs. Lowry, Mayer, and Neuhauser are also Trustees of the Columbia Management Group, Inc. family of funds (the "Columbia Funds"), which consists of 107 open-end funds and 15 closed-end management investment company portfolios (the "Columbia Fund Complex") managed by Columbia Management Advisors, Inc. All-Star's Board of Trustees are also Directors of Liberty All-Star Growth Fund, Inc. Another closed-end multi-managed funds managed by LAMCO.

Trustee Compensation

         The following table shows, for the year ended December 31, 2003, the compensation received from All-Star by each current Trustee, and the aggregate compensation paid to each current Trustee for service on the Board of each of the two All-Star Funds. All-Star has no bonus, profit sharing or retirement plans.


Compensation Table
                                          Aggregate           Pension or Retirement    Estimated       Total Compensation from
                                        Compensation          Benefits Accrued as    Annual Benefits    the Liberty All-Star Funds
Name of Director                        from the Fund         Part of Fund Expenses  Upon Retirement     (including the Fund)
----------------                        --------------        ---------------------  ----------------   ---------------------------
John A. Benning                           $18,077.55               $0                    $0                   $23,900.00
Robert J. Birnbaum(1)                     $ 4,161.05               $0                    $0                   $ 5,500.00
James E. Grinnell                         $18,077.55               $0                    $0                   $23,900.00
Richard W. Lowry                          $18,077.55               $0                    $0                   $23,900.00
William E. Mayer                          $18,077.55               $0                    $0                   $23,900.00
John J. Neuhauser                         $18,077.55               $0                    $0                   $23,900.00


(1) Mr. Birnbaum retired from the Boards of Trustees/Directors effective February 2003.

                         PORTFOLIO SECURITY TRANSACTIONS

      Each of All-Star's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of All-Star's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements with All-Star provide, in substance, that, except as provided in the following paragraph, in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for All-Star. It is expected that securities will ordinarily be purchased in the primary markets, and that, in assessing the best net price and execution available to All-Star, the Portfolio Manager will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Recognizing these factors, All-Star may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction.

          The Portfolio Management Agreements also provide that LAMCO has the right to request that transactions giving rise to brokerage commissions, in amounts to be agreed upon from time to time between LAMCO and the Portfolio Manager, be executed by brokers and dealers (to be agreed upon from time to time between LAMCO and the Portfolio Manager) which provide, directly or through third parties, research products and services to LAMCO or to All-Star. The commissions paid on such transactions may exceed the amount of commissions another broker would have charged for effecting that transaction. Research products and services made available to LAMCO through brokers and dealers executing transactions for All-Star involving brokerage commissions include performance, portfolio characteristics, investment style and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio, performance and fee and expense data; data relating to portfolio manager changes by pension plan fiduciaries; quotation equipment; and related computer hardware and software, all of which are used by LAMCO in connection with its selection and monitoring of portfolio managers (including the Portfolio Managers) for All-Star and other multi-managed clients of LAMCO, the assembly of a mix of investment styles appropriate to the investment objective of All-Star or such other clients, and the determination of overall portfolio strategies.


          LAMCO from time to time reaches understandings with each of the Portfolio Managers as to the amount of the All-Star portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to LAMCO and the commissions to be charged to All-Star in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the markets for the types of securities managed by them and other factors.

          These research products and services are used by LAMCO in connection with its management of All-Star, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Variable Series, and other multi-managed clients of LAMCO, regardless of the source of the brokerage commissions. In instances where LAMCO receives from broker-dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

         The Portfolio Managers are authorized to cause All-Star to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including All-Star) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

         During 2003, 2002 and 2001, All-Star paid total brokerage commissions of $2,277,406, $3,048,047 and $1,838,717, respectively. Approximately $628,260 of the commissions paid in 2003, and $891,552 and $602,531, respectively, of the commissions paid in 2002 and 2001 on transactions aggregating approximately $387,264,241, $549,559,432 and $422,625,822, respectively, were paid to brokerage firms which provided or made available to All-Star's Portfolio Managers or to LAMCO research products and services as described above.


         Although All-Star does not permit a Portfolio Manager to act or have an affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in compliance with Rule 17e-1 under the Investment Company Act of 1940. During 2003 and 2002, one of the Fund's portfolio managers, Schneider Capital Management Corporation generated brokerage commissions of $7,740 and $33,882 respectively, through Fleet Securities, Inc. These commissions as a percent of aggregate commissions of the Fund were 0.34% and 1.28%, respectively. During 2001, no Fund portfolio transactions were placed with any Portfolio Manager or its broker-dealer affiliate.

                                      TAXES

         The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to All-Star. All-Star intends to elect to be treated and to qualify each year as a RIC under the Internal Revenue Code (the "Code"). Accordingly, All-Star intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, All-Star will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         In order to avoid incurring a federal excise tax obligation, the Code requires that All-Star distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which All-Star paid no federal income tax. Under current law, provided that All-Star qualifies as a RIC for federal income tax purposes, All-Star should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

         If All-Star does not qualify as a RIC for any taxable year, All-Star's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, All-Star may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

         All-Star's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to All-Star, defer Fund losses, cause adjustments in the holding periods of securities held by All-Star, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. All-Star may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

         Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be disallowed to the extent of any dividends received with respect to such shares, and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of All-Star within the period beginning 30 days before the disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

         Dividends and distributions on All-Star's shares are generally subject to federal income tax as described herein to the extent they do not exceed All-Star's current year and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when All-Star's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when All-Star's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared, to the extent they do not exceed current year and accumulated earnings and profits. Distributions in excess of the funds current year and accumulated earnings and profits will be treated as a return of capital to the investor and therefore not taxable as a dividend. In addition, certain other distributions made after the close of a taxable year of All-Star may be "spilled back" and treated as paid by All-Star (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.


         In general, distributions of investment income properly designated by All-Star as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. Only qualified dividend income received by All-Star after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of All-Star's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

         Amounts paid by All-Star to individuals and certain other shareholders who have not provided All-Star with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom All-Star has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from All-Star's taxable dividends and other distributions as well as the gross proceeds of sales of shares), at a rate of up to 30% (declining to 29% in 2004 and to 28% in 2006) for amounts paid during 2003. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in All-Star.

                              STATE AND LOCAL TAXES

         Shareholders should consult their own tax advisers about the state or local tax consequences of investing in All-Star.

                             PRINCIPAL SHAREHOLDERS

         As of May 31, 2004, all officers and Directors of All-Star as a group owned less than 1% of the Fund's outstanding shares.


                              FINANCIAL STATEMENTS

         PricewaterhouseCoopers LLP, are the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP provides audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. Prior to September, 1999, there were other independent auditors for the Fund. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial statements in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on authority of said firm as experts in accounting. The Fund's Annual Report, which includes financial statements for the fiscal year ended December 31, 2003, is incorporated herein by reference with respect to all information other than the information set forth on pages 1 through 23 and 41 through 44 thereof. Any statement contained in the Fund's Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of the Prospectus or this SAI to the extent a statement contained in the Prospectus or this SAI varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of the Prospectus or this SAI. The Fund will furnish, without charge, a copy of its Annual Report, upon request to Liberty Asset Management Company, One Financial Center, Boston, Massachusetts 02111, telephone (800) 542-3863.

PART C.

Other Information.

Item 24. Financial Statements and Exhibits

      (1)  Financial Statements:
                               Included in Part A:

                             Financial statements included in Part A of this registration statement: Financial Highlights

                               Included in Part B:

                             Financial statements included in Part B of this registration statement: Incorporated by reference to the Annual Report dated December 31, 2003, filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940 (Accession Number 0001047469-04-006923)
      (2)  Exhibits

             (a)(1) Declaration of Trust dated 8/20/86 as amended through 9/16/86(3)

             (a)(2)          Amendment to Declaration of Trust dated 5/11/93(3)

             (b)             Amended By-Laws(2)

             (c)             Not Applicable

             (d)(1) Form of Specimen Certificate for Shares of Beneficial Interest (3)

             (d)(2)          Subscription Certificate, filed herewith

             (d)(3)          Notice of Guaranteed Delivery, filed herewith

             (e) Automatic Dividend Reinvestment and Cash Purchase Plan Brochure, as amended (1)

             (f)             Not Applicable

             (g)(1) Fund Management Agreement between Registrant and Liberty Asset Management Company dated 11/1/01 (2)

             (g)(2) Portfolio Management Agreement among Registrant, Liberty Asset Management Company and Pzena Invest-ment Management, LLC dated 10/15/03 (4)

             (g)(3) Portfolio Management Agreement among Registrant, Liberty Asset Management Company and Mastrapasqua & Associates, Inc. dated 11/1/01 (2)

             (g)(4) Portfolio Management Agreement among Registrant, Liberty Asset Management Company and TCW Investment Management Company dated 11/1/01 (2)

             (g)(5) Portfolio Management Agreement among Registrant, Liberty Asset Management Company and Matrix Asset Advisors, Inc. dated 2/17/04 (4)

             (g)(6) Portfolio Management Agreement among Registrant, Liberty Asset Management Company and Schneider Capital Management Corporation dated 3/1/02 (3)

             (h)             Not Applicable

             (i)             Not Applicable

             (j)(1) Form of the Custodian Agreement with State Street Corporation (formerly known as State Street
                             Bank and Trust Company) dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 & 811-3009), filed with the
                             Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

             (j)(2)          Appendix A to the Custodian Agreement with
                             State Street Corporation (formerly known as
                             State Street Bank and Trust Company - filed as Exhibit (j)(2) in Part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement of Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 & 811-8953), filed with the Commission on or about December 17, 2003, and is hereby incorporated by reference and made a part of this Registration Statement

             (k)(1) Registrar, Transfer Agency and Service Agreement between Registrant and State Street Bank & Trust Company dated 10/1/86 (3)

             (k)(2)(a)       Pricing and Bookkeeping Agreement between
                             Columbia Management Advisors, Inc. (formerly named Colonial Management Associates, Inc.) and Registrant dated January 1, 1996 (1)

             (k)(2)(b) Amendment dated July 1, 2001 to Pricing and Bookkeeping Agreement (2)

             (k)(3) Form of Subscription Agreement between Registrant and EquiServe Trust Company, N.A., filed herewith

             (k)(4) Form of Information Agent Agreement between Registrant and The Altman Group, Inc., filed herewith

             (l)             Opinion and Consent of Counsel, filed herewith

             (m)             Not Applicable

             (n) Consent of Independent Registered Public Accounting Firm, filed herewith

             (o)             Not Applicable

             (p)             Not Applicable

             (q)             Not Applicable

             (r) Code of Ethics - filed in Part C, Item 24(2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-2 of Columbia Floating Rate Fund (File Nos. 333-51466 & 811-8953), filed with the Commission on or about December 17, 2003, and is hereby incorporated and made a part of this Registration Statement

-------------------------------------------------------------------------------

Powers of Attorney for: John A. Benning, James E. Grinnell, Richard W. Lowry, William E. Mayer and John J. Neuhauser, filed herewith


---------------------------------------------------------------------------


(1) Incorporated by reference to the Registration Statement on Form N-2 filed with the Commission on February 23, 1998.

(2) Incorporated by reference to the Registration Statement on Form N-2 filed with the Commission on February 22, 2002.

(3) Incorporated by reference to the Registration Statement on Form N-2 filed with the Commission on March 28, 2002.

(4) Incorporated by reference to the Registration Statement on Form N-2 filed with the Commission on March 8, 2004.


Item 25.  Marketing Arrangements

     Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution

     The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

     Registration fee                                    $ 17,000
     New York Stock Exchange listing fee                   13,000
     Printing                                              25,000
     Accounting fees and expenses                           5,000
     Legal fees and expenses                               50,000
     Information Agent fees and expenses                   85,000
     Subscription Agent fees and expenses                 100,000
     Miscellaneous                                         40,000
                                                         ----------
                    Total                                $335,000
                                                         ==========

Item 27.  Persons Controlled By or Under Common Control with Registrant


     None.

Item 28.  Number of Holders of Securities

           Number of Record Holders
            as of 5/24/04: 5,861


Item 29.  Indemnification

                 See Article V to the Amended Declaration of Trust as filed as Exhibit (a)(1) hereto.

                 The Registrant, its advisor, Liberty Asset Management Company, and its Administrator, Columbia Management Advisors, Inc. (Columbia), and their respective trustees, directors and officers are insured by a Directors and Officers/Errors and Omissions Liability insurance policy through ICI Mutual Insurance Company. The policy provides indemnification to the Registrant's Trustees and Officers.

ITEM 30.  Business and Other Connections of Investment Adviser.

          Liberty Asset Management Company ("LAMCO"), the Registrant's Fund Manager, was organized on August 16, 1985 and is primarily engaged in the corporate administration of and the provision of its multi-management services for the Registrant and Liberty All-Star Equity Fund, another multi-managed closed-end investment company. It also provides its multi- management services to Liberty All-Star Equity Fund, Variable Series, a multi- managed open-end investment company which serves as an investment vehicle for variable annuity contracts issued by affiliated insurance companies.

          Information regarding the business of Liberty Asset Management Company and its officers and directors is set forth in the Prospectus and in the Statement of Additional Information and is incorporated herein by reference.

Item 31.      Location of Accounts and Records:

              Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at One Financial Center, Boston, MA 02111. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent or custodian.

Item 32.      Management Services

              None

Item 33.      Undertakings


              (1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the Registration Statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

              (2)  Not applicable.

              (3)  Not applicable.

              (4)  Not applicable.

              (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                   Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

              (6) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-2 to be signed on
its  behalf  by the undersigned,   thereunto  duly  authorized,  in  the  City
of Boston and the Commonwealth of Massachusetts on the 3rd day of June, 2004.

                                             LIBERTY ALL-STAR EQUITY FUND


                                             /s/ WILLIAM R. PARMENTIER, JR.
                                       By:   ------------------------------
                                             /s/ William R. Parmentier, Jr.
                                                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                              TITLE                 DATE
----------                              -----                 ----




/s/MICHAEL G. CLARKE                Controller                  June 3, 2004
-----------------------------
/s/Michael G. Clarke


/s/J. KEVIN CONNAUGHTON             Treasurer                   June 3, 2004
-----------------------              (principal financial officer)
/s/J. Kevin Connaughton


/s/ VICKI L. BENJAMIN               Chief Accounting Officer    June 3, 2004
---------------------                (principal accounting officer)
/s/Vicki L. Benjamin

/S/JOHN A. BENNING*        Trustee
------------------
Robert R. Birnbaum


/S/JAMES E. GRINNELL*      Trustee
---------------------
James E. Grinnell


/S/RICHARD W. LOWRY*       Trustee                       */s/ HEIDI HOEFLER
-----------------                                      ----------------------
Richard W. Lowry                                           Heidi Hoefler
                                                           Attorney-in-fact
                                                           For each Trustee
                                                           June 3, 2004

/S/WILLIAM E. MAYER*      Trustee
-----------------
William E. Mayer


/S/JOHN J. NEUHAUSER*     Trustee
------------------
John J. Neuhauser

            INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

Exhibit
Number    Exhibit
--------  --------------------------------------------------
(d)(2)    Subscription Certificate

(d)(3)    Notice of Guaranteed Delivery

(k)(3)    Form of Subscription Agreement

(k)(4)    Form of Information Agent Agreement

(l)       Opinion and Consent of Counsel

(n)       Consent of Independent Registered Public Accounting Firm

Powers of Attorney for: John A. Benning, James E. Grinnell, Richard W. Lowry, William E. Mayer and John J. Neuhauser